                                                                   EXHIBIT 10.26

                                TABLE OF CONTENTS

                                                                                                PAGE

Article 1.     Definitions.......................................................................1


Article 2.     License...........................................................................2


Article 3.     Compensation and Royalties........................................................3


Article 4.     Support, Maintenance and Training.................................................4


Article 5.     Marketing and Publicity...........................................................5


Article 6.     Professional and Technical Services...............................................6


Article 7.     Term of the Agreement.............................................................7


Article 8.     Confidentiality...................................................................7


Article 9.     Confidentiality Exceptions........................................................9


Article 10.    Warranty..........................................................................9


Article 11.    Patent Copyright and Trade Secret Indemnification................................11


Article 12.    Notices..........................................................................12


Article 13.    Agency...........................................................................12


Article 14.    Limitation of Liability..........................................................12


Article 15.    Law..............................................................................12


Article 16.    Assignment.......................................................................13


Article 17.    Amendments.......................................................................13


Article 18.    Special Marketing Situations.....................................................13


Article 19.    Entire Agreement.................................................................13


Article 20.    Miscellaneous Provisions.........................................................14



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
                                  ATTACHMENTS



ATTACHMENT        A     Software Specifications
                        Support Services
                        Professional/Technical Services

ATTACHMENT        B     Royalty/Pricing
                        Support Service Pricing/Fees
                        Professional/Technical Services Fees

ATTACHMENT        C     Unisys Travel Policy

ATTACHMENT        D     Insurance Requirements

ATTACHMENT        E     Sagent Training Description




                                    EXHIBITS


EXHIBIT           1     Software Data Sheets and Definitions

EXHIBIT           2     Escrow Agreement

EXHIBIT           3     Sagent End User Agreement

EXHIBIT           4     Sagent End User Support Agreement

                 ATTACHMENT A -SOFTWARE SPECIFICATIONS/SERVICES

                                     UNISYS

                           SOLUTION PROVIDER AGREEMENT

        THIS AGREEMENT (the "Agreement") is made by and between Unisys Corporation (hereinafter "Unisys"), a Delaware corporation with offices located at Township Line and Union Meeting Roads, Blue Bell, Pennsylvania 19424, and Sagent Technology Inc. (hereinafter "PROVIDER"), a California corporation with offices located at 2225 E. Bayshore Road, Suite 100, Palo Alto, CA 94303.

WITNESSETH:

        WHEREAS, PROVIDER has developed a set of software programs known as the "Data Mart Solution".

        WHEREAS, Unisys is a supplier of technology-based solutions and services on a global scale, and has marketing experience in the Information Management industry.

        WHEREAS, PROVIDER wishes to provide its Data Mart Solution software to Unisys and Unisys wishes to receive this software for its marketing programs.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties hereby agree as follows:

ARTICLE 1.     DEFINITIONS

        A. "Software" means the components of Data Mart Solution software in object code form developed by PROVIDER and described in Attachment A, and any Enhancements developed by PROVIDER during the term of this Agreement.

        B. "Documentation" means any or all user and technical manuals in English developed by or for PROVIDER regarding the elements of the software, whether in hard copy, magnetic media, or other form. Documentation includes but is not limited to the reference manuals and user guides and manuals.

        C. "Subsidiary(ies)" shall mean a corporation, company or other entity of which thirty percent (30%) or more of whose outstanding voting shares or securities are, now or hereafter, owned or controlled directly or indirectly by Unisys.

        D. "Affiliate(s)" shall mean a corporation, company or other entity of which more than ten percent (10%) but less than thirty percent (30%) of whose outstanding voting shares or securities are, now or hereafter, owned or controlled, directly or indirectly by Unisys.

        E. "Third Party(ies)" shall include third party participants, system integrators, distributors, dealers, and other such entities who are either a corporation, company, or other entity engaged in marketing products made by or for or marketed by Unisys.

        F. "End-Users(s)" shall mean the clients of Unisys and/or its Subsidiaries, Affiliates, and Third Parties who are granted a sublicense to use the Software.

        G. "Source Code" shall mean the Software as written in the symbolic programming language employed by PROVIDER to develop Software and which when compiled and/or assembled is transformed into an Object Code form of Software. Source Code shall also include design documentation, including but not limited to functional specification, file structures, etc.

        H. "Object Code" shall mean the machine executable form of Software which results from the compilation and/or assembly of the Source Code.

        I. "Enhancements" shall mean modifications, improvements, enhancements or added functionality to the Software, in Object Code form, developed by or for PROVIDER, which result in new or improved versions of the Software and that PROVIDER generally releases to its customers.

ARTICLE 2.      LICENSE

        A. Subject to the terms and conditions of this Agreement, PROVIDER hereby grants to Unisys, and Unisys hereby accepts from PROVIDER a non-exclusive, worldwide right and license during the term of this Agreement to:

                (i) translate or have translated all or any portion of the Documentation.

                (ii) Internally use copies of Sagent's Software, one copy per computer, for the purposes of demonstrating, maintaining and supporting the Software, subject to PROVIDER's standard End User agreement attached hereto as Exhibit
                        3. Neither Unisys nor its distributors shall grant End Users and/or its Systems Integrators Demonstration Only copies.

                (iii) Unisys may distribute the PROVIDER's Software, outlined in Exhibit 1, the server portion of which must be installed on an existing Unisys server and/or a new Unisys server. Unisys may exercise the foregoing distribution right through Third Parties, provided, however, that (a) such Third Parties may only distribute the PROVIDER's Software pursuant to written distribution agreements with Unisys no less protective of PROVIDER's rights than this Agreement, (b) Unisys shall use its best efforts to supervise and enforce its rights against such Third Parties with respect to such Third Parties' distribution of PROVIDER's Software, and (c) such Third Parties comply with the license restrictions set forth herein, including but not limited to the distribution restrictions set forth above, and the restrictions set forth in Section 2C and Section 2D. Nothing in this Agreement is intended to benefit any 3rd Party.

        B. All right, title and interest to any copyrights inherent in any translations of the Documentation shall vest in PROVIDER and Unisys shall assign all right, title and interest therein to PROVIDER. UNISYS shall execute all documents and take all reasonable actions necessary to perfect such assignment.

        C. Except as expressly provided herein, no right, title or interest is granted by PROVIDER to Unisys relating to the Software other than as set forth in Section 2A. Unisys shall not authorize any third party to modify, alter, reverse engineer, disassemble or decompile the Software.

        D. Shrink Wrap. Software provided to Unisys hereunder is subject to license and not sale. The Software packaging provided by PROVIDER includes PROVIDER's standard End User agreement.

        E. Proprietary Rights. Unisys agrees that PROVIDER retains all of its right, title and interest in, and to all patent rights, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the Software. The use by Unisys of any of these property rights is authorized only for the purposes herein set forth and upon termination of this Agreement for any reason such authorization will cease except as to licenses already granted to end users. Unisys shall not remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices placed on or embedded in the Software by Provider.

ARTICLE 3.      COMPENSATION AND ROYALTIES

        A. PROVIDER shall receive a fee or royalty, as set forth in Attachment B.

        B. Unisys may order each required copy of the Object Code from PROVIDER. All orders issued by Unisys will be in writing via a valid purchase order, will include the applicable price for each copy of the Object Code as set forth in Attachment B, and will be forwarded to PROVIDER at the address set forth in this Agreement. Such purchase orders are for the purpose of identifying types and quantities of the Object Code to be shipped and requested delivery dates. Only the terms and conditions of this Agreement will apply to such orders. Any additional terms and conditions contained on any purchase order or any PROVIDER acknowledgment document shall be of no force or effect unless agreed to by the other party. One set of the user Documentation will be provided with each copy of the Object Code. All copies shall be shipped F.O.B. PROVIDER's facilities. Orders placed by Unisys' Japanese joint venture, Nihon Unisys Limited (NUL), will be fulfilled by an authorized Sagent Distributor in Japan. Unisys shall pay the amount specified in an order within forty-five (45) days after PROVIDER ships Software copies pursuant to such order as previously described, Software copies shall be shipped in PROVIDER's standard packaging. Payment shall be in U.S. Dollars. Any overdue amount shall bear interest at a rate of 8% per annum or the maximum rate allowed by law if less.

        C. Unisys shall pay PROVIDER the cost of materials, shipping, and any applicable taxes for those Software copies which will be used by Unisys solely for demonstration, support or maintenance purposes.

        D. An End-User will be entitled to make backup copies of the Software as set forth according to Sagent's Shrink-Wrap license agreement attached hereto as Exhibit 3. No royalty will be payable on the End-User backup copies.

        E. All amounts payable will be exclusive of all applicable taxes, including, but not limited to, VAT, duties, withholding and other taxes not based on Provider's income. All such taxes if any shall be paid by Unisys.

        F. Except as otherwise provided herein, no royalty or other payments are due from Unisys to PROVIDER or PROVIDER to Unisys. Unisys shall pay for maintenance as set forth in Attachment B.

ARTICLE 4.      SUPPORT, MAINTENANCE AND TRAINING

        A. Within 15 days after the Effective Date of this Agreement, PROVIDER shall name Unisys as a beneficiary to the current Source Code in escrow, pursuant to the terms and conditions of Exhibit "2" (Escrow Agreement). Unisys shall be responsible for annual escrow fees ($300 per year).

        B. PROVIDER will provide support directly to Unisys end-users who have purchased a maintenance agreement from Sagent via the Standard Support Agreement attached hereto as Exhibit 4. During the term of this agreement, Unisys may exercise the option to provide Level 1 and/or Level 2 support to its end-users according to PROVIDER's standard support terms and conditions as detailed in Attachment B.

        C. PROVIDER will make reasonable effort to provide pre-sales support to Unisys, in the form of advisory meetings and sales training of Unisys personnel, as well as making presentations and demonstrations of the Software to potential end-users identified by Unisys, at the prevailing rates as outlined in Exhibit B. PROVIDER shall be accompanied on all sales calls in accounts where Unisys provided a lead, by a Unisys representative. UNISYS shall pay PROVIDER at its standard rates and UNISYS shall bear all reasonable expenses incurred by PROVIDER in connection with PROVIDER's activities under this Section and according to the fees outlined in Exhibit B. All expenses are subject to terms of Unisys' Travel Policy attached hereto.

        D. PROVIDER will make reasonable effort to provide technical support for installation, configuration, usage and systems integration by Unisys at PROVIDER's current prevailing rates as outlined in Exhibit B Unisys shall pay PROVIDER at its standard rates and UNISYS shall bear all reasonable expenses incurred by PROVIDER in connection with PROVIDER's activities under this Section.

        E. PROVIDER will make reasonable effort to provide technical and marketing training to Unisys personnel through PROVIDER's standard training as detailed in Appendix E. Provider will provide Unisys with training according to the pricing and fees outlined in Exhibit B. If the said training is at Unisys facility, Unisys shall reimburse PROVIDER for its reasonable travel expenses, per the provisions of Attachment C.

        F. PROVIDER shall make reasonable effort to furnish training in the installation, maintenance, operation, modification and enhancement of the Software through PROVIDER's standard training as detailed in Appendix E; Provider will provide Unisys with training according to the pricing and fees outlined in Exhibit B.

ARTICLE 5.      MARKETING AND PUBLICITY

        A. Unisys shall be responsible for its marketing and sales activities and may conduct these activities as it considers appropriate.

        B. As requested by Unisys, and subject to PROVIDER's availability, PROVIDER will use reasonable efforts to actively support and assist marketing, sales and technical support activities, and will maintain qualified marketing and technical personnel to engage in marketing, sales, and technical support activities hereunder.

        C. With advance authorization from Unisys, PROVIDER shall be reimbursed, in accordance with Attachment C, for travel and living expenses incurred by PROVIDER personnel in connection with making presentations, the preparation of proposals and other pre-sales activity.

        D. During the term of this Agreement, Unisys shall have the right to indicate to the public that it is an authorized distributor of the Software and to use the trademarks, marks, and tradenames that Provider may adopt from time to time ("Provider Trademarks") including:

                             Sagent
                             the Sagent Logo
                             Information Studio
                             Flashcube
                             Sagent Design Studio
                             Starmart

                In the promotion and distribution of the Software, provided that upon thirty days' prior written notice, Provider may substitute alternative marks for any or all of the Provider Trademarks. All representations of Provider Trademarks that Unisys intends to use shall first be submitted to Provider for approval (which shall not be unreasonably withheld) or shall be exact copies of those used by Provider. In addition Unisys shall fully comply with all reasonable guidelines, if any, communicated by Provider concerning the use of Provider Trademarks.

                Unisys shall not alter or remove any of the Provider Trademarks applied to the Software by Provider. Except for the authorization set forth in this Section, nothing herein grants or will be deemed to grant to Unisys any right, title or interest in Provider Trademarks. All uses of Provider Trademarks will inure solely to Provider, and Unisys shall obtain no rights with respect to any of these Provider Trademarks, other than the right to distribute the Software as set forth herein, and Unisys irrevocably assigns to Provider all such right, title and interest if any obtained under or as a result of distribution under this agreement in any Provider Trademarks. At no time during the term of this Agreement will Unisys challenge or assist others in challenging the Provider Trademarks or the registration thereof, or the attempt to register any trademarks, marks or trade names confusingly similar to those of Provider. Upon termination of this Agreement, Unisys shall immediately cease to use any and all of the Provider Trademarks.

                Provider and Unisys shall enter into registered user agreements with respect to the Provider Trademarks pursuant to applicable trademark law requirements in the Territory. Unisys shall be responsible for proper filing of registered user agreements with applicable government authorities in the Territory and shall pay all costs or fees associated with such filing.

        E. PROVIDER will provide Unisys with 100 copies of all available marketing collateral. Additional copies of Sagent's marketing collateral are available from Sagent at Sagent's then current standard cost plus any applicable costs and taxes, unless otherwise agreed to in writing by the parties.

ARTICLE 6.     PROFESSIONAL AND TECHNICAL SERVICES

        PROVIDER shall, during the term of this Agreement, perform professional and/or technical services, as set forth in Attachment A (hereinafter "Services"), as mutually agreed upon between Unisys and PROVIDER, at fees as set forth in Attachment B, and in accordance with schedules to be mutually agreed upon between the parties. Any special terms and conditions required relative to the provision of Services by PROVIDER hereunder shall be mutually agreed upon by the parties prior to PROVIDER providing any services hereunder. With advance authorization from Unisys, PROVIDER shall be reimbursed, in accordance with Attachment C, for travel and living expenses incurred by PROVIDER personnel in connection with providing Services. If Services are performed by PROVIDER at either a Unisys or End-User location, then insurance shall be maintained as set forth in Attachment D.

ARTICLE 7.     TERM OF THE AGREEMENT

        A. The term of this Agreement shall be for twenty-four (24) months from the Effective Date and continue until terminated or canceled as provided herein.

        B. This Agreement may be terminated by either party for cause, in the event that the other party substantially fails to perform any of its material obligations hereunder and said cause is not corrected within 30 days after delivery of written notice from the non-defaulting party specifying such cause.

        C. If a party (i) is involved in any proceedings under any bankruptcy or other insolvency laws, or laws for the relief of debtors; (ii) has a receiver or other court appointee named for its business or property; (iii) makes an assignment for the benefit of creditors; (iv) is unable to make payments as they become due; (v) fails to make payments as they become due; (vi) is liquidated, dissolved, or its existence is terminated; then the other party may suspend performance under this Agreement and/or terminate this Agreement immediately upon written notice.

        D. Upon any termination or expiration of this Agreement, all rights granted to Unisys to use the Software and to distribute the Software to End-Users shall terminate.

        E. The termination of this Agreement shall not cancel, terminate or affect any product licenses that have already been delivered to Unisys's sublicenses previously granted to End-Users.

        F. In addition to the rights and obligations which survive as expressly provided for elsewhere in this Agreement, the Sections and Attachments which by their nature should survive, shall survive and continue after any termination or cancellation of this Agreement, and specifically Sections 1, 2.B, 2.C, 7.D, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, and 19 shall survive the termination or expiration of this Agreement.

ARTICLE 8.     CONFIDENTIALITY

        During the term of this Agreement, the parties, to the extent of their right to do so, and as is required for each to perform its obligations hereunder, may exchange proprietary and confidential information.

        A. Proprietary and confidential information is defined as information which the disclosing party desires to protect against unrestricted disclosure or competitive use, and which is furnished pursuant to this Agreement appropriately identified as being proprietary or confidential when furnished.

        B. The receiving party of proprietary or confidential information including the Software, agrees to hold such information in confidence for a period of three years from the date of its receipt, except in the case of Source Code for which the obligation shall continue until the occurrence of any circumstance listed in Article 9 below.

        C. The parties each will designate in writing one or more individuals within their own organization as the only person(s) for receiving proprietary or



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                confidential information exchanged between the parties pursuant to this Agreement.

        D. All proprietary or confidential information received from the other party will be in tangible form, clearly identified as proprietary or confidential, to the individual designated to receive proprietary or confidential information.

        E. Proprietary or confidential information which is exchanged may be used only by the receiving party in connection with the Agreement or in the performance of an End-User contract.

        F. Neither party shall divulge or use, for any purpose not connected with the effort contemplated in this Agreement, any program or system concept or other information disclosed to it by the other party in connection with the performance of this Agreement, and marked with a proprietary or confidential legend, to any person or office other than appropriate End-Users to which proposals or reports must be submitted.

        G. Neither party may disclose the other party's confidential information to any third party without such other party's prior written consent. It is further agreed that each party will require that all third parties, if any, receiving proprietary or confidential information protect the same in accordance with the provisions contained herein.

        H. The standard of care for protecting such information, imposed on the party receiving such information, will be that degree of care the receiving party uses to prevent disclosure, publication or dissemination of its own proprietary or confidential information.

        I. Neither party shall be liable for the inadvertent or accidental disclosure of proprietary or confidential information if such disclosure occurs despite the exercise of the same degree of care as such party normally takes to preserve the confidentiality of its own data or information of like importance but in no event less than a reasonable degree of care. Notwithstanding the foregoing, Source Code shall be treated as follows. Access to and use of the Source Code shall be limited to Unisys's employees and contractors on a need-to-know basis. Unisys shall inform all such employees or contractors that the Source Code is a trade secret of PROVIDER and must be kept confidential. Unisys agrees to use reasonable care in selecting its personnel allowed to work with such trade secret or proprietary information and will inform each employee or contractor working with such Source Code. That Unisys is prohibited from disclosing, transferring, licensing, sublicensing, selling, assigning, distributing, or giving such confidential trade secret information to any third party without the express prior written consent of PROVIDER. Unisys shall be fully responsible for the conduct of all its employees, agents, and representatives with respect to their treatment of the Source Code. All employees and contractors given access to any Source Code shall have signed a confidentiality agreement with Unisys which obligates them to keep third party information confidential during and after termination of the individual's employment or other relationship with Unisys. Unisys shall be fully liable to PROVIDER for any breaches of the provisions of this Section by any persons given access to the Source Code hereunder.

ARTICLE 9.     CONFIDENTIALITY EXCEPTIONS

        The obligation with respect to the protection and handling of proprietary or confidential information, as set forth in this Agreement, is not applicable to the following:

        A. Information which becomes lawfully known or available to the receiving party from a source other than the disclosing party, including the End-User, without breach of this Agreement by the recipient.

        B.      Information developed independently by the receiving party.

        C. Information which becomes available to the receiving party by inspection or analysis of products available in the market.

        D. Information which is within, the public domain without breach of this Agreement by the recipient.

        E. Information publicly disclosed with the written approval of the disclosing party.

        F. Information disclosed by the party providing the same to others on a non-restricted basis.

        G. Nothing herein shall restrict either party from disclosing any portion of such information on a restricted basis pursuant to a judicial or other lawful order, but only to the extent necessary to comply with such order and provided the party required to disclose such information provides notice to the other party promptly after learning of such requirement.

ARTICLE 10.    WARRANTY

        A. Except as may otherwise be specifically set forth in this Agreement, PROVIDER warrants that it owns the entire right, title and interest in and to the Software and Documentation, PROVIDER's sole obligation in the event of any breach of the above warranty shall be to indemnify Unisys as set forth in
                Section 11.

        B. PROVIDER warrants that it has the right and power to grant the licenses and rights set forth in this Agreement. PROVIDER's sole obligation in the event of any breach of the above warranty shall be to indemnify Unisys as set forth in Section 11.

        C. PROVIDER warrants that (i) the Software, as supplied, will, for a period of 90 days after the effective date of this Agreement, perform in all material respects in accordance with its specifications and the Documentation, and (ii) the Documentation accurately describes the features, functions, and use of the Software. In case of non-performance, PROVIDER shall correct the Software to remedy such non-performance. PROVIDER's sole obligation in the event of any breach of the above warranty shall be to either replace the Software or to use commercially reasonable efforts to remedy any material problem whichever option PROVIDER deems appropriate.

        D. PROVIDER warrants that no material portion of the Software is not in the public domain.

        E. PROVIDER warrants that it has no knowledge as of the effective date of this Agreement of any patents or copyrights which are infringed or may be infringed, or any trade secrets or other proprietary rights of other parties which are or may be misappropriated or violated by using, making, copying, licensing or distributing the Software and Documentation.

        F. PROVIDER warrants that it has agreements with its employees and contractors which are sufficient for the fulfillment of PROVIDER'S obligations pursuant to this Agreement.

        G. PROVIDER warrants that the software shall not cause erroneous date calculations due to miscalculations by the Software as a result of the year 2000 date change. Sagent further warrants that the software includes the ability to manage and manipulate all data involving dates or date fields which include indication of century to ensure year 2000 compatibility. At Unisys request and upon reasonable notice, PROVIDER will provide evidence sufficient to demonstrate adequate testing of the Software to meet the foregoing requirements.

        H. EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY HAS MADE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, CONCERNING THE SOFTWARE, THE DOCUMENTATION, THE SCOPE OR DURATION OF ANY MARKETING EFFORT, OR THE SUCCESS OF ANY SUCH MARKETING EFFORT. NEITHER PARTY HAS RELIED ON ANY EXPRESS OR IMPLIED REPRESENTATION OF THE OTHER PARTY, WRITTEN OR ORAL, AS AN INDUCEMENT TO ENTERING INTO THIS AGREEMENT. IN NO WAY LIMITING THE FOREGOING, PROVIDER SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT WITH RESPECT TO THE SOFTWARE, AND THE DOCUMENTATION.

        I. PROVIDER makes no warranties of any kind to any third parties and Nothing in this Agreement is intended to benefit any 3rd Party.

ARTICLE 11.    PATENT COPYRIGHT AND TRADE SECRET INDEMNIFICATION

        A. PROVIDER, at its own expense, will defend, indemnify, and hold harmless Unisys and its Subsidiaries, Affiliates and End-Users against any claim, liability, damage or expense (including attorneys' fees) that the use or distribution permitted hereunder of the Software and Documentation furnished pursuant to this Agreement infringe any United States patent or copyright or such Software or Documentation are subject to claims of misappropriation of trade secrets protected under law, provided
                Unisys: (1) gives PROVIDER prompt written notice of such claim,
                (2) permits PROVIDER to solely defend or settle the claims, and
                (3) provides all reasonable assistance to PROVIDER in defending or settling the claims. If Unisys does not have the authority to permit PROVIDER to solely defend or settle a claim brought against an End-User, PROVIDER shall be under no obligation to indemnify any person for any damage award assessed against any such person.

        B. If the Software or Documentation are held to be an infringement or misappropriation for which Unisys is indemnified by PROVIDER, and their use is enjoined, PROVIDER shall, at its option and expense, (1) procure for Unisys the right to continue to utilize the Software and Documentation pursuant to the license and other rights granted herein, or (2) replace or modify the Software or Documentation in such a way that they shall not continue to constitute such infringement or misappropriation; or (3) if PROVIDER in its sole discretion determines that neither of the foregoing are reasonable, terminate Unisys' licenses. PROVIDER may, at its option and expense, take any of the actions set forth in subsections (1), (2) or (3) above in the event that PROVIDER reasonably believes that the distribution reproduction or use of the Software or Documentation could possibly be enjoined.

        C. PROVIDER will not defend or indemnify Unisys or End-Users if any claim of infringement or misappropriation results from alteration of Software or Documentation by any person other than PROVIDER or combination with any other software or hardware, and such infringement would not exist based on use of the unaltered Software or Documentation or the Software or Documentation absent of such combination.

        D. This section 11 states the entire liability of PROVIDER and Unisys sole and exclusive remedy for patent or copyright infringement or trade secret misappropriation or infringement or misappropriation of any other intellectual property right, with respect to the Software and Documentation.

        E. Unisys, at its own expense, will defend, indemnify, and hold harmless PROVIDER against any claim, liability, damage or expense (including attorneys' fees) that the modifications in the form of customization, nationalization and implementation services furnished pursuant to this Agreement infringe a patent or copyright or are subject to claims of misappropriation of trade secrets protected under law, provided PROVIDER: (1) gives Unisys prompt written notice of such claim, (2) permits Unisys to defend or settle the claims, except that Unisys may not, without PROVIDER's written consent, settle any claim or enter into any consent decree that has a material adverse effect on PROVIDER, and (3) provides all reasonable assistance to Unisys in defending or settling the claims.

ARTICLE 12.    NOTICES

        All notices, certificates, acknowledgments and other reports hereunder, shall be in writing and shall be deemed properly delivered when duly mailed by registered letter to the other party at its address as first written above, or to such other address as either party may, by written notice, designate to the other. Such notices, certificates, acknowledgments and other reports hereunder, shall be sent to the respective Contract Administrator, as noted below, or as the same may be changed from time to time by notice similarly given.

        For Unisys:                 Terry C. Ludvigson
        For PROVIDER:               Kathy D. Ovalle

ARTICLE 13.    AGENCY

        This Agreement is not intended by the parties to constitute or create a joint venture, partnership, or formal business organization of any kind, and the rights and obligations of the parties shall be only those expressly set forth herein. Neither party shall have authority to bind the other except to the extent authorized herein. The parties shall remain as independent contractors at all times and neither party shall act as the agent for the other.

ARTICLE 14.    LIMITATION OF LIABILITY

        In no event shall either party be responsible or liable for any indirect, special, punitive, incidental or consequential damages, including lost profits, of the other party or any third party, whether or not either party has been advised of the possibility of such damages. In no way limiting the foregoing, in no event shall PROVIDER be able for lost profits or for any loss of data or other damage to other intangible items. Except for a breach of Section 8, in no event shall PROVIDER's liability arising out of this Agreement exceed the greater of $35,000 or the amount of money actually paid by Unisys hereunder.

ARTICLE 15.    LAW

        This Agreement shall be subject to the laws of the Commonwealth of Pennsylvania. If any part, term or provision of this Agreement shall be held void, illegal, unenforceable, or in conflict with any law of a federal, state or local government having jurisdiction over this Agreement, the validity of the remaining portions or provisions shall not be affected thereby.

ARTICLE 16.    ASSIGNMENT

        This Agreement may not be assigned or otherwise transferred by either party in whole or in part without the express prior written consent of the other party, which consent will not be unreasonably withheld. The foregoing shall not apply in the event either party shall change its corporation name or merge with or have substantially all of its assets acquired by another corporation.

ARTICLE 17.    AMENDMENTS

        This Agreement shall not be amended or modified, nor shall any waiver of any right hereunder be effective unless set forth in a document executed by duly authorized representatives of both parties. The waiver of any breach, term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

ARTICLE 18.    SPECIAL MARKETING SITUATIONS

        When requested by Unisys, PROVIDER agrees to review the royalties and fees payable by Unisys to PROVIDER when mutual benefit may be achieved in response to special marketing situations.

ARTICLE 19.    ENTIRE AGREEMENT

        This Agreement contains all of the agreements, representations and understandings of the parties hereto and supersedes and replaces any and all previous understandings, commitments or agreements, oral or written between the parties. No third party may enforce the provisions of this Agreement against PROVIDER.

        Unisys understands and acknowledges that PROVIDER is subject to regulation by agencies of the United States Government, including, but not limited to, the U.S. Department of Commerce, which prohibits export or diversion of certain Software and technology to certain countries. Any and all obligations of PROVIDER to provide the Software, as well as any other technical information or assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology and Software abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, Bureau of Export Administration. Unisys warrants that it will comply with the Export Administration Regulations and other United States laws and regulations governing exports in effect from time to time.

                0.1 Governmental Approvals. Unisys represents and warrants that it will obtain all required approvals of the government of any country outside the United States in which it markets or distributes the Software in connection with this Agreement.

                0.2 Applicable Laws. Unisys agrees that it will comply with all applicable laws of each jurisdiction applicable to Unisys' activities under this Agreement.

ARTICLE 20.    MISCELLANEOUS PROVISIONS

                1.1 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect.

                1.2 Force Majeure. Except for Unisys' obligations to pay PROVIDER hereunder, neither party shall be liable to the other party for any failure or delay in performance caused by reasons beyond its reasonable control, including but not limited to acts of God, earthquakes, strikes or shortages of materials.

        IN WITNESS WHEREOF, this Agreement has been duly signed by authorized representatives of the parties and shall become effective as of the latest date set forth below (the "Effective Date").

UNISYS CORPORATION                                 SAGENT TECHNOLOGY INC.
                                                            (PROVIDER)

By: /s/ TERRY C. LUDVIGSON                  By: /s/ THOMAS M. LOUNIBOS
   -------------------------------             ---------------------------------
Name: Terry C. Ludvigson                    Name: Thomas M. Lounibos
     -----------------------------               -------------------------------

Title: Mgr. Technical Procurement           Title: VP Sales
      ----------------------------                ------------------------------

Date: June 27, 1997                         Date: June 27, 1997
     -----------------------------               -------------------------------

                 ATTACHMENT A - SOFTWARE SPECIFICATIONS/SERVICES



                     SOFTWARE SPECIFICATIONS AND DEFINITIONS

        The PROVIDER's software that makes up the Unisys Solution may include the following Sagent packages:

        Package #1 - Data Mart Population Only

        Overview: This package provides data mart population capabilities (extraction, transformation and load). No end user capabilities are included.

Components:

- 1 Sagent "Data Mart Population" Server, which includes a "data mart population" agent and a repository
- 1 Sagent Admin
- 1 Sagent "Data Mart Population" Design Studio - Same as Oracle version, except for:
        * Batch loaders for all supported databases
        * Pivot transform?
        * No Training

Package #2 - OLAP Only

Overview: This package provides end user OLAP capabilities for non-Web users. No data mart population capabilities are included. This is an ideal package for organizations who purchase the Oracle Data Mart Suite and then need additional OLAP capabilities.

Components:

- 1 Sagent "OLAP" Server, which includes an 11OIAP" agent and a repository
- 1 Sagent Admin
- 1 Sagent "OLAP" Design-Studio
        *       No load transforms
        *       No batch loaders
- 20 Sagent Information Studios
- 20 Sagent Analysis
        *       No Training

Package #3 - Web OLAP Only

Overview: This package provides end user OLAP capabilities for non-Web and Web users.

Components:

- 1 Sagent "OLAP" Server, which includes an "OLAP" agent and a repository
- 1 Sagent Admin

- 1 Sagent "OLAP" Design Studio
        *       No load transforms
        *       No batch loaders
- 20 Sagent Information Studios
- 20 Sagent Analysis
- 1 Sagent WebLink
        *       No Training

Package #4 - Basic Integration

Overview: This is a combination of packages 1 and 2.

Components:

- 1 Sagent "Integrated" Server., which includes
        *       an agent that does both "data mart population" and "OLAP"
        *       a repository
- 1 Sagent Admin
- 1 Sagent "Integrated" Design Studio, which includes the functionality for
        *       "data mart population"
        *       "OLAP"
- 20 Sagent Information Studios
- 20 Sagent Analysis
        *       2 Days of Training

Package #5 - Web Integration

Overview:  This is a combination of packages 1 and 3

Components:

- 1 Sagent "Integrated" Server, which includes
        *       agent that does both "data mart population" and "OLAP"
        *       a repository
- 1 Sagent Admin
- 1 Sagent "Integrated" Design Studio, which includes the functionality for
        *       "data mart population"
        *       "OLAP"
- 20 Sagent Information Studios
- 20 Sagent Analysis
- 1 Sagent WebLink
        *       2 Days of Training

Add on components can be provided on top of an initial Sagent Package outlined above, the product Descriptions and Definitions are outlined below.

PROVIDER Software Description                                 Definitions
-----------------------------                                 -----------
Sagent "OLAP" Agent                                           See Exhibit "1"
Sagent "Integrated" Agent                                     See Exhibit "1"
Sagent WebLink                                                See Exhibit "1"
Sagent Admin                                                  See Exhibit "1"
Sagent Design Studio                                          See Exhibit "1"
5-pack of Sagent Information Studio                           See Exhibit "1'
5-pack of Sagent Analysis                                     See Exhibit "1"



                                SUPPORT SERVICES

        Available Support Services will include telephone support, in which we will answer technical questions from designated persons about the installation and use of covered Software products; Maintenance Releases, in which we will provide our copyrighted inline releases and workarounds as available (we will not undertake individual fixes for you); Upgrades, in which we will provide new product releases (signified by a change in the version number) as substitutes for covered Software; and other generally available Technical Materials. Note that Maintenance Releases and Upgrades, where applicable, may not be used to increase the total number of copies of the Software. After upgrade or maintenance this agreement will only apply to the upgraded or maintained versions of a Software product; you agree to destroy or archive (but not use or transfer) the prior version.



                         PROFESSIONAL/TECHNICAL SERVICES

TECHNICAL SUPPORT SERVICES
The Professional Support program is designed to give you access to Sagent Technology's Technical Support Analysts. These analysts are available to insure the continued operation of your Sagent product. This includes working with a Sagent system that has gone down, assisting with the initial setup of new systems, and other problems that arise from the use of our products. Technical Support Services does not include the development of custom code, or detailed product training.

DESIGNATED PROFESSIONAL SUPPORT CONTACTS
Maintaining a clear line of communication between your organization and Sagent's Technical Support department is key to making sure you get the most from the

Professional Support program. As such, it is important that you designate specific individuals within your organization that become the primary contacts for working with Sagent Technical Support. These individuals, who are familiar with the technical workings of your company's systems, help by managing the flow of information to the Support Analysts to insure that responses are focused on the problem at hand. The number of contacts within your organization that have access to Sagent Technical Support is specified in your support agreement, and is determined by you based on your need.

WORKING WITH TECHNICAL SUPPORT
Sagent Technical Support tracks your issues based on an incident model. While we do not limit you to a specific number of incidents, we do use incidents to make sure that each issue that you have is resolved to the best of our ability. An incident is defined as a single support issue that can not be broken down into smaller support issues. Each of these incidents is tracked individually, and can be referenced by you when you contact us.

CONTACTING SAGENT TECHNICAL SUPPORT BY PHONE
Use the phone to contact Sagent Technical Support whenever you have a time-critical or business-critical problem. Sagent Technical Support is available from 6:00 AM to 5:00 PM PST, Monday through Friday. If we are unable to answer your call immediately, you will be given the option to leave a voice mail message. In the message, please be sure to give us your name, company name, a description of the problem, and a phone number that you can be reached at. All calls that go to voice mail will be responded to within two business hours. If we fail to connect with you on the return call, we will leave a message (if possible) with an appropriate time to follow up.

CONTACTING SAGENT TECHNICAL SUPPORT BY ELECTRONIC MAIL
For problems that are not time-critical, you can contact us via the Internet at Techsupport@SagentTech.com. We will respond to all mail messages within one business clay of the time it arrives at Sagent Technical Support. Please be sure to include a full description of the problem, your name, your companies name, and a return e-mail address.

        ESCALATION PROCESS

Step 1 - All new technical support issues are handled initially by our support analysts. Our support analysts are trained to deal with the majority of all support issues, and most support issues are resolved at this step.

Step 2 - If an issue comes up that can not be handled by the support analyst, it is given one of the following priorities.

                 A) CRITICAL For business outages, or issues, that have a serious customer impact which threatens future productivity.
                 B) IMPORTANT For issues that do not have a significant current impact on customer productivity.

Step 3 - CRITICAL issues are immediately escalated to Sagent's upper management, team to determine the proper course of action.

                IMPORTANT issues are escalated to an escalation review committee, which meets regularly to determine the proper course of action for these escalation's.

Step 4 - The course of action determined in Step 3 is communicated to the customer, and a estimated time to complete is given.

                       ATTACHMENT B - ROYALTY/PRICING/FEES



All fees due under this contract are net forty-five (45)-from the invoice date, unless otherwise agreed to in writing.

Sagent Product Packaging and Pricing

Package #1 - Data Mart Population Only             Price:  $[*]

Package #2 - OLAP Only                             Price:  $[*] for 20 non-Web users

Package #3 - Web OLAP Only                         Price:  $[*] for 20 non-Web users and
                                                           unlimited Web users

Package #4 - Basic Integration                     Price:  $[*] for 20 non-Web users

Package #5 - Web Integration                       Price:  $[*] for 20 non-Web users and
                                                           unlimited Web users

Component Pricing

These prices are only available to customers after purchasing one of the above packages:

Sagent "Data Mart Population: Agent:       Not available.

Additional "data mart population" agents are only available by purchasing additional "data mart population" packages at volume discounts.

Sagent "OLAP" Agent:                               $[*]
Sagent "Integrated" Agent:                         $[*]
Sagent WebLink:                                    $[*]
Sagent Admin:                                      $[*]
Sagent Design Studio:                              $[*]
5-pack of Sagent Information Studio:               $[*]
5-pack of Sagent Analysis:                         $[*]



                                 ROYALTY/PRICING

Unisys shall utilize the following discount schedule to determine pricing for the initial fifteen (15) months after the execution of this Agreement. Discounts will be based off of Sagent's then current list price for the products specified in Attachment A. For products



                                      B-1

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

sold internationally, Unisys discounts will be based on Sagent's current International List Price.

These step based discounts will be reset on an annual basis, and are calculated based on product revenue generated to Sagent in any one given annual period. Unisys shall immediately be entitled to increasing discount levels as each revenue plateau is reached.

STEP PRICING SCHEDULE:
ANNUAL SAGENT REVENUE                        PERCENT DISCOUNT
$0         -  $665,000                              [*]%
$665,001   -  $1,470,000                            [*]%
$1,470,001 -  $2,475,000                            [*]%
$2,475,001 -  above                                 [*]%




DEMONSTRATION SOFTWARE COPIES
        Unisys will purchase demonstration only copies for internal use at cost, and will pay for any shipping and all applicable taxes.

Development/Internal Use Licenses
        Unisys will purchase development/Internal use licenses at [*]% of the list price outlined above. Sagent will invoice, and Unisys authorizes Sagent to bill Unisys for two (2) existing in-house development licenses plus maintenance and support.

End users may make backup copies as specified in the Sagent End-User License
        Agreement including in Sagent's packaging. Attached as Exhibit 3 is the standard Sagent End-User License Agreement and attached as Exhibit 4 is the standard Sagent Maintenance and Support Agreement.

             SUPPORT & PROFESSIONAL/TECHNICAL SERVICES PRICING/FEES

WHEN SAGENT PROVIDES UNISYS END-USER SUPPORT

Sagent shall provide Unisys' End-User with Level 1, Level 2 and Level 3 Support. Sagent shall also provide maintenance and upgrade product releases to Unisys End-Users.

Unisys End User must pay annual support fees as follows:

Sagent provides Level 1,Level 2, and Level 3 support during normal business hours, Monday - Friday, 6 AM - 5 PM Pacific Time - [*]% of product list price.

or

Sagent provides Level 1, Level 2, and Level 3 support 24 hours a day, 7 days a week $[*] per year



                                      B-2

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

i.     WHEN UNISYS PROVIDES UNISYS END-USER SUPPORT

Unisys shall provide "Level 1 Support", and Sagent shall supply "Level 2 Support" and/or "Level 3 Support".

"Level 1 Support" shall mean assistance to customers' non-technical questions, such as shipment status and licensing issues, and technical questions that can be solved from lists of known problems and frequently asked questions, including basic customer questions regarding release information, basic product features and functionality.

"Level 2 Support" shall mean assistance to customer cases which are deemed too difficult or involved to be handled by under Level 1 Support and include cases involving in-depth research or problem solving regarding product features, operations, or functionality.

"Level 3 Support" shall mean assistance to customer cases which are deemed to difficult or involved to be handled by Level 2 Support and include cases involving the reproduction of high severity/difficulty issues, those which require verification of problem reproductions developed by Level 2 Support staff, and those which involve undocumented product features or functionality.

Unisys must pay annual support fees as follows:

Sagent provides Level 2 and/or Level 3 support during normal business hours, Monday Friday, 6 AM - 5 PM Pacific Time (includes one training class for Unisys Support organization) - $[ * ] per year

or

Sagent provides Level 2.and/or Level 3 support, 24 hours a day, 7 days a week (includes one training class for Unisys Support Organization) - $[ * ] per year

Unisys provides product upgrades directly to its customers through a gold disk program $[ * ] per year or [ * ]% of product list price per customer license.

ii.    DEVELOPMENT LICENSE MAINTENANCE AGREEMENT FEES

Annual maintenance and support fees for any Development License purchased by Unisys shall be equal to [ * ]% of the then current list price for each development license purchased, or [ * ]% of the purchase price of the Development Site License.

iii.   DEVELOPMENT AND CERTIFICATION FEEL



                                      B-3




* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Sagent will provide development and certification for interfaces to Unisys data management systems not to exceed $[ * ] per interface.

TRAINING FEES

TRAINING CLASSES are $[ * ] per day for up to 10 participants, plus any related travel or business expenses incurred. Should a training class exceed 10 participants, then an additional fee of $[ * ] per student will be charged. rates.

CONSULTING FEES

CONSULTING is available from Sagent for a fee of $[ * ] per day (8 hours) plus any related travel or business expenses.



                                      B-4





* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                       ATTACHMENT C - UNISYS TRAVEL POLICY


                              UNISYS TRAVEL POLICY

Lodging: Accommodations shall be selected in accordance with the hotels and the corresponding rates indicated in the Unisys Hotel Directory, whenever possible.

               The itemized hotel bill must be submitted as a receipt.

Meals: The cost of all meals will be reimbursed on an actual/reasonable basis, except meals provided free of charge on airlines, at hotels, at Unisys facilities, at Unisys sponsored meetings, etc. Meals provided free of charge shall be itemized as such. Any meal cost of ten dollars ($10) or greater must be supported with a charge card or otherwise valid receipt.

Car Rental:    The rental of an automobile at a rate in excess of major rental agency rates for standard automobiles is prohibited. The itemized car rental agreement form must be submitted as a receipt.

Travel: All personnel must travel by coach or economy class for air and rail travel. Unisys authorized travel of personnel by private auto shall be compensated at the rate of twenty-one cents ($0.21) per mile, plus tolls and parking fees. The ticket form for air or rail travel must be submitted as a receipt.

The above information is provided as a guideline and shall be adhered to whenever possible. However, all reasonable, actual expenses incurred which are submitted and supported by appropriate receipts (any expense of ten dollars ($10) or greater must be supported with a charge card or otherwise valid receipt) shall be reimbursed.

                      ATTACHMENT D - INSURANCE REQUIREMENTS


PROVIDER shall maintain Worker's Compensation and Employer's Liability Insurance upon its employees as required by law. PROVIDER shall also maintain Comprehensive Liability Insurance for all operations necessary and incidental to providing Services pursuant to this Agreement including coverage of all automobile exposure, all property liability exposure and contractual liability exposure. PROVIDER shall maintain insurance to at least the following minimum amounts:

1.      Worker's Compensation with Emit of statutory amount;
2. Employer's Liability Insurance with limit of one hundred thousand dollars ($100,000);
3. Comprehensive Automobile Liability Insurance, with a combined single limit of one million dollars ($1,000,000) for bodily injury, death or property damage arising from any one occurrence; and
4. Comprehensive General Liability including Broad Form Contractual and Completed Operations, with a combined single limit of one million dollars ($1,000,000) for bodily injury, death or property damage arising from any one occurrence.

Such policies shall name Unisys as an additional insured and provide that coverage may not be canceled without ten (10) days prior written notice to Unisys. Such insurance. shall not be deemed a limitation of any liability of PROVIDER, but PROVIDER shall furnish the Unisys Contract Administrator with certificates of insurance in a form acceptable to Unisys and prior to the furnisl1ing of Services under this Agreement.

Such insurance shall be primary, not contributing with, and not in excess of, coverage which Unisys may carry. The insurance afforded by these policies applies separately to each insured against whom claim is made or suit is brought in the same manner as such insured would be covered if the policy insured only such party. The inclusion of such additional insured shall not increase the policy limits.

Sagent Technology Training Program

CERTIFIED TRAINING PROGRAM


        Sagent Technology, Inc. founded in June 1995, has developed a high performance, integrated solution for Windows NT-based data marts. Sagent's solution consists of a series of desktop modules that allow users to query and analyze data stored in relational based data marts, and an application server that provides a number of services to effectively build and manage these data marts.

        In order for Sagent's customers to effectively use the integrated data mart solution, Sagent will work with a selected group of training partners to ensure consistent high quality education. Sagent will focus the building of training partnerships around several key goals. These goals include:

                o Ensure Sagent concepts and tools are taught accurately and professionally.
                o Provide customers with training in regionalized or on site locations.
                o Provide customers with training from reputable, experienced Data. Warehousing consulting firms that wish to deliver Sagent Training.

        Sagent wants to ensure that our customers are receiving the highest quality training available in the industry. Delivery of effective training requires that Sagent's training partners are able to not only deliver high quality education services, but additionally, can provide necessary consulting services and on site implementation services in helping to deliver data marts or data warehouses. This ability to provide value added offerings to Sagent's technology will require that our training partners are able to fulfill the following requirements before delivering Sagent Training.

                o       Training Partners will first become Sagent Consulting
                        Partners.
                o Training Partners must complete the Training Certification Process.
                o Training Partners will deliver customer training with Certified Sagent Trainers.
                o Training Partners will use the most current, official Sagent Training Materials
                o Training Partners will pay the necessary fees and keep their accounts current.
                o Training Partners agree to sponsor their Certified Trainers through additional certification, when necessary, to update trainer's skills and product knowledge.

Certification Process

        Sagent's process for training providers will consist of three phases. These phases are required in order to successfully deliver high quality training to Sagent's customers. Certification will be provided on a course by course basis. The phases necessary for each courses include:

        o       ATTEND SAGENT TRAINING CLASS.
                This phase allows the candidate instructor to build foundation of understanding in Sagent's courseware and technology. The candidate instructor(s) will attend a Sagent class as if they were a student, this will allows these candidates to listen and learn about Sagent concepts and products.

        o       CO-TEACH SAGENT COURSE
                This phase requires the candidate instructor to co-teach a Sagent Teaching course with a Sagent Trainer. Candidates must deliver at least 50% of each training day during this phase.

        o       TEACH THE SAGENT COURSE.
                This phase requires the candidate instructor to completely teach a training course in the presence of a Sagent instructor. -

        Once the three phases are completed for each course, the candidate instructor is then certified to teach the course(s) to Sagent's customers.



        CERTIFICATION PRICING - $ [*]

        The entire certification cost for the three-phase process for all three courses is $15,000. This pricing will include the following:

             (1) SEAT IN A SAGENT TRAINING COURSE

             (1) SEAT IN A SAGENT CO-TEACH TRAINING COURSE

             (1) SEAT IN A PARTNER HELD TRAINING COURSE

        Note: Travel and Expenses is not included in the certification pricing

        TRAINING MATERIALS FOR PARTNER HELD COURSES: ONE TIME FEE $ [*]

        Note: Many of our Training Partners may currently offer a class similar to the Concepts of Data Marts and Dimensional Modeling class. Upon approval by Sagent's Training Director, a similar class may be substituted.


                                      E-2

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        ANNUAL FEE

        o An annual fee of $[*] will be charged to cover the Sagent costs of materials development, class development, class scheduling and class registration. This fee is due upon each anniversary of Training Partner Certification.

Sagent's Class Offerings

        For the first version of Sagent's product line, Sagent Training will include the following three classes:

        o Concepts of Data Marts and Dimensional Modeling (1 Day). This class provides the basic concepts of Data Warehousing and will focus on general database design, performance, modeling, and industry knowledge for Sagent corporate clients who want a fundamental understanding of star schemas, data marts, and the steps necessary to convert data from operational schemas to query optimized schemas.

        o Introduction to Sagent Information Studio (1 Day). This class is for the non-technical Sagent user who needs an understanding in how to navigate and effectively use Sagent's Information Studio to retrieve, save, schedule, and share corporate information from the data mart. This class requires no knowledge of Structure Query Language (SQL) or database design concepts.

        o Introduction to Sagent Administration and Design (1 Day).- This class is for the technical Sagent user who will be involved in installing, configuring, and maintaining the Sagent Data Mart Server. This class is also focused on helping the Administrator/Designer with the ability to create and distribute Sagent Base Views and Meta Views. Information will be provided regarding the Data Flow Editor and its use in extracting from operational and data warehouse data sources, and populating data mart data sources.

Sagent Training Partner Program Contract

        TRAINING COSTS

COURSEWARE DEVELOPMENT                                            [*] FEE

        Train the Trainer Class on Data Extraction (4 Months additional Development Effort)
                             Data Mart Design (Star Schemas)
                             Building Base Views
                             Building Meta Views
                             Building Data Transformation Plans
                             Building Data Movement Transforms


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
                             Building New Transforms
                             Sagent Data Mart Administration

COURSEWARE ANNUAL MAINTENANCE                                     $[*] FEE

                Reselling of courseware on a per student royalty basis $[*] per student

COURSEWARE ANNUAL MAINTENANCE                                $[*] PER YEAR

TRAIN THE TRAINER CERTIFICATION PROCESS                   $[*] PER TRAINER

        Sagent's process for training and certifying training providers will consist of three phases. These phases are required in order to successfully deliver high quality training to Sagent's customers. Certification will be provided on a course by course basis. The phases necessary for each courses include:

        o       ATTEND SAGENT TRAINING CLASS.

                This phase allows the candidate instructor to build foundation of understanding in Sagent's courseware and technology. The candidate instructor(s) will attend a Sagent class as if they were a student, this will allows these candidates to listen and learn about Sagent concepts and products.

        o       CO-TEACH SAGENT COURSE

                This phase requires the candidate instructor to co-teach a Sagent Teaching course with a Sagent Trainer. Candidates must deliver at least [*]% of each training day during this phase.

        o       TEACH THE SAGENT COURSE.

                This phase requires the candidate instructor to completely teach a training course in the presence of a Sagent instructor. Once the three phases are completed for each course, the candidate instructor is then certified to teach the course(s) to Sagent's customers.

                                 TRAINING POLICY

On-site Training

        o Only The Sagent Data Mart Solution class is offered for on-site training.
        o This class can provide emphasis for either Data Movement or OLAP if required.
        o Scheduling for these classes will depend on the trainers availability. Refer to the Sagent Training Schedule for dates trainer is not available for on-site training.
        o Purchase Orders for On-site Training must clearly state that the trainer's travel expenses are the responsibility of the customer.

Enrollment

        o Please submit enrollment forms as far in advance as possible to ensure seating availability for Sagent Corporate classes and to ensure trainer availability for On-site Training.

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
                   Attachment E - Sagent Training Description

     o To secure enrollment in a class, Sagent must receive your completed enrollment form and the enrollment fee.
     o Completed enrollment forms should be sent to your Sagent Sales Representative. The preferred method is via email, but faxed or mailed forms are acceptable.
     o    For the enrollment fee, please enclose a copy of your purchase order.

Rescheduling

     o Students may reschedule class dates up to seven (7) business days prior to the class start date. After this deadline, a $100 processing fee is required to reschedule a class.

Cancellation Policy
     o    On-site Classes
               1. No charge if canceled seven (7) business days or more prior to the class start date.
               2. 50% charge if canceled less than seven (7) business days prior to the class start date.

     o    Classes at Sagent Corporate
               1. Group cancellations (3 or more students): Same policy as on-site classes.
               2. Individual cancellations: No charge if canceled seven (7)
                  business days or more prior to the class start date.
               3. Cancellations received less seven (7) business days prior to the class start date will be charged 50%

     o    Course Cancellation
               1. Sagent reserves the right to cancel or reschedule any course at its discretion.
               2. In the event of class cancellation, students will be
                  rescheduled for the class or payment will be fully refunded.
               3. If Sagent is forced to cancel a course for any reason,
                  liability is limited to the return of the paid enrollment fee.

COURSE OBJECTIVES

At the end of this course, participants should be able to:

o    Create & optimize Plans to access, analyze, and collaborate on data
o    Use Sagent Analysis to summarize results by multiple dimensions
o Create & optimize graphical, aggregate, & logical views of databases to optimize querying
o    Manage security and environment of a data mart
o    Understand the optimal design for data marts
o    Extract data from a source database and load it into a target data mart
o    Configure WebLink to access the data mart over the Internet

COURSE OUTLINE

DAY ONE: INFORMATION STUDIO AND ANALYSIS

                   Attachment E - Sagent Training Description

      INTRODUCTION AND CONCEPTS OF SAGENT DATA MART SOLUTION
      INFORMATION STUDIO: GETTING STARTED WITH PLANS
      INFORMATION STUDIO: ADVANCED WORK WITH PLANS
      OVERVIEW OF SAGENT ANALYSIS
      USING ANALYSIS WITH BASE FEATURES

DAY TWO: DESIGN STUDIO, SAGENT ADMIN & SAGENT WEBLINK
      WHY DATA MARTS
      DESIGNING BASEVIEWS
      DESIGNING METAVIEWS
      TRANSFORMS
      LOADING DATA MARTS
      BUILDING A STARMART
      USING VBA WITH SAGENT PLANS
      SAGENT PLANNING
      SAGENT ADMIN REPOSITORIES
      SAGENT ADMIN USERS
      SAGENT ADMIN AGENTS
      WEBLINK


                       INTRODUCTION TO INFORMATION STUDIO

PRICE

Sagent Corporate Only - $[*]/student.

COURSE SUMMARY

This class introduces the students to Sagent's End User Tool, Information Studio. Via the use of hands-on labs, students will learn how to retrieve data in a Data Mart or external database using Plans and the tools that allow for the sorting, filtering, formatting and sharing of the Plan results.

TRAINING AUDIENCE

This course is intended for:
o End Users
o Business Professionals
o Department Managers
o Project Managers

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
                   Attachment E - Sagent Training Description

COURSE PREREQUISITES

REQUIRED

o Familiarity with Microsoft Windows environment

DURATION

1 day

COURSE OBJECTIVES

At the end of this course, participants should be able to
o Create & optimize Plans to access, analyze, and collaborate on data
o Use Sagent Analysis to summarize results by multiple dimensions

COURSE OUTLINE

DAY ONE: INFORMATION STUDIO
         INTRODUCTION AND CONCEPTS OF SAGENT DATA MART SOLUTION
         INFORMATION STUDIO: GETTING STARTED WITH PLANS
         INFORMATION STUDIO: ADVANCED WORK WITH PLANS
         OVERVIEW OF SAGENT ANALYSIS
         USING ANALYSIS WITH BASE FEATURES

                         THE SAGENT DATA MART SOLUTION

PRICE

SAGENT CORPORATE - $[*]/student

ON-SITE TRAINING - $[*] plus Instructor's Travel Expenses for up to 10 students. This price includes emphasizing training in accordance with Data Movement or OLAP packages.

COURSE SUMMARY

The first day of this two day class introduces the students to Sagent's End User Tool, Information Studio. Via the use of hands-on labs, students will learn how to retrieve data in a Data Mart or external database using Plans and the tools that allow for the sorting, filtering, formatting and sharing of the Plan results. Participants will learn how to use the Analysis tool to summarize the results by multiple dimensions and display them in Crosstab or Chart form. The skills learned on the first day of class will be used as the building blocks of the second day of the course. The second day focuses on the use of Sagent Tools for configuring and managing Sagent Data Marts. Administrators will learn how to optimize the Data Mart environment by using Sagent Admin to configure the Repository and the agents, and also to control security of the Data Mart by defining users, groups, and permissions. Also covered on the second day of this course is focus on the planning, implementation and population of a Data Mart. Participants will be able to create Data Mart Population Plans using Special Transforms to restructure data from the OLTP system and will be able to schedule Plans for automatically updating the Data Mart.

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
                   Attachment E - Sagent Training Description

Additionally, participants will learn how to configure user access to Sagent objects through a Web browser.

TRAINING AUDIENCE

This course is intended for:
o Project Managers
o Database Administrators
o Data Mart Designers
o System Administrators

COURSE PREREQUISITES

REQUIRED
o Familiarity with Microsoft Windows environment

RECOMMENDED
o Network environment
o Security Concepts
o Database concepts
o Database schema design
o Dimensional modeling
o Familiarity with the Internet

DURATION

2 days

                   Attachment E - Sagent Training Description


[LOGO]                        TRAINING ENROLLMENT FORM


Please fill out SECTION 1 - CUSTOMER INFORMATION COMPLETELY
--------------------------------------------------------------------------------
SECTION 1 - CUSTOMER INFORMATION                       Date
--------------------------------------------------------------------------------
Customer
Name
--------------------------------------------------------------------------------
Street
Address
--------------------------------------------------------------------------------
City,
State, Zip
--------------------------------------------------------------------------------
Customer                                               Phone
Contact                                                Number
--------------------------------------------------------------------------------
Sagent Sales
Representative
--------------------------------------------------------------------------------
To enroll students in classes to be taught at the Sagent Corporate Office, fill out SECTION 2 - SAGENT CORPORATE CLASSES and leave Section 3 blank. To request classes to be held at your facility, skip Section 2 and fill out SECTION 3 - ON-SITE TRAINING. Seating for Corporate Classes is limited. Please select a first and second choice of training dates from the Sagent Training Sagent Training Schedule.
--------------------------------------------------------------------------------
SECTION 2 - SAGENT CORPORATE CLASSES
--------------------------------------------------------------------------------
   INTRODUCTION TO INFORMATION STUDIO         THE SAGENT DATA MART SOLUTION
--------------------------------------------------------------------------------
Number of                                 Number of
Students                                  Students
--------------------------------------------------------------------------------
1st Choice                                1st Choice
Training Date                             Training Dates
--------------------------------------------------------------------------------
2nd Choice                                2nd Choice
Training Date                             Training Dates
--------------------------------------------------------------------------------
Scheduling for on-site courses will depend on the trainer's availability. Trainer is not available for on-site training on the dates shown on the Sagent Training Schedule. Please select three different sets of training dates and list them in order of preference.
--------------------------------------------------------------------------------
SECTION 3 - ON-SITE TRAINING FOR THE SAGENT DATA MART SOLUTION
--------------------------------------------------------------------------------
Package        [ ]None         [ ]Data Population           [ ]OLAP
Emphasis
--------------------------------------------------------------------------------
Number of
Students
--------------------------------------------------------------------------------
1st Choice
Training Dates
--------------------------------------------------------------------------------
2nd Choice
Training Dates
--------------------------------------------------------------------------------
3rd Choice
Training Dates
--------------------------------------------------------------------------------

                                    EXHIBIT 1

                       SOFTWARE DATA SHEETS & DEFINITIONS

1. Sagent Data Mart Server
The Sagent Data Mart Solution
The SagentO Data Mart Solution is the first fully integrated family of products for populating, managing, and accessing Windows NT-based data marts. Sagent's unique Data Flow Technology lets users process data beyond SQL to create more powerful sets of information than ever before. It includes the Sagent Data Mart Server, Sagent Admin, Sagent Design StudioO, Sagent Information StudioO and Sagent WebLink.
Sagent Data Mart Server

        The Sagent Data Mart Server is an application server that provides a set of services "wrapped around" a Windows NT-based data mart stored in a relational database such as Microsoft SQL Server, Oracle or Sybase. The Sagent Data Mart Server features a multi-threaded, agent-based architecture and an open, RDBMS-based repository.

        Multi-threaded, Agent-based Architecture for High Performance Information Access

        Explicitly designed for the 32-bit, multi-threaded architecture of the Windows NT operating system, the Sagent Data Mart Server employs sophisticated software agents that enable high-performance and intuitive information access. Sagent agents can perform multiple tasks simultaneously and in the background, thereby allowing users to submit several requests at once, or to work on other tasks while the Sagent Data Mart Server executes their requests.

        Data Flow Plan Processing

        The Data Mart Server runs all Data Flow Plans created by Sagent Design Studio and Sagent Information Studio. This application server takes full advantage of multi-threading to run multiple data processing steps at one time, completing tasks faster. Sagent's server also improves performance by processing data on the server, avoiding any issues of network bandwidth between the client and the server.

        Results Splicing

        Often the fastest way to answer a business question is to run multiple SQL statements in parallel rather than submitting one large, complex SQL statement. The Sagent Data Mart Server can run multiple, simple SQL statements to get information from a data mart and then "splice" the results together before sending them to the desktop. This results in vastly improved query performance.

        Aggregate Navigation

        Instead of always calculating aggregates on the fly, the Sagent Data Mart Server can access pre-aggregated information in the data mart to answer users' requests in the fastest way possible. Database administrators can establish hierarchies of pre-aggregated values for the Data Mart Server to use. Sagent also calculates aggregates on the fly, providing many benefits of both multi dimensional and relational databases.


                                  Exhibit 1-1

        Group Caching

        Sagent caches in memory the result sets of end users' requests for information. This cache can be shared within a workgroup, enabling users to retrieve commonly accessed information virtually instantaneously. For example, if one user requests the weekly sales data from the Sagent Data Mart Server, the next user in that workgroup, to request the same sales data can receive the results back almost instantly, without having to pay the price of re-executing the request.

        Integration with NT Scheduling Service

        Sagent users can schedule both data mart population plans as well as end user plans. These are run by the Sagent Server through the Windows NT scheduling service.

        Centralized, RDBMS-based Repository for Easy Administration

        The Sagent Data Mart Server leverages an integrated repository to provide central storage of all items in the Sagent environment, including:

                o       Metadata ("BaseViews" and "MetaViews")
                o       Requests for information ("Plans")
                o       Result sets ("Snaps")
                o       Data transforms
                o       Security information

        The Sagent Repository is stored completely in relational database tables. Users can easily share information stored in this central location. This lets Sagent administrators manage its contents without having to learn a proprietary file structure. Also, users can easily share information stored in this central location. In addition, the Sagent Repository's relational structure enables the easy exchange of metadata with other products.

        Features

                o       Multi-threaded Architecture
                o       Software Agents
                o       Results Splicing
                o       Aggregate Navigation
                o       Group Caching
                o       RDBMS-based Repository
                o       Fully Managed by Sagent Admin Tool
                o Data Mart Design through Sagent Design Studio Supported Databases
               Information Access
                o       Microsoft SQL Server 6.5
                o       Oracle 7.2, 7.3
                o       Red Brick
                o       Sybase 10, 1 1 o ODBC to DB2
                        o       Informix
                        o       others
               Repository Databases
                o       Microsoft SQL Server 6.5
                o       Oracle 7.2, 7.3

                                  Exhibit 1-2

                o       Sybase 10, 1 1
               System Requirements
               Hardware
                o       Intel-Based processor o Required 486 processor or higher
                o       Recommended Pentium Pro processor or higher
               Operating System
                o       Microsoft Windows NT 3.5 or above
               Memory
                o       Recommended 128+ MB for 20 users
               Disk Space
                o Recommended: 250 Mb (Not including relational database) Network Protocol Support
                o       Named Pipes
                o       TCP/IP

2. Sagent Design Studio(TM)

The Sagent Data Mart Solution

The SagentO Data Mart Solution is the first fully integrated family of products for populating, managing, and accessing Windows NT-based data marts. Sagent's unique Data Flow Technology lets users process data beyond SQL to create more powerful sets of information than ever before. It includes the Sagent Data Mart Server, Sagent Admin, Sagent Design StudioO, Sagent Information StudioO and Sagent WebLink.

Sagent Design Studio

Sagent Design Studio provides an intuitive and graphical environment for data mart population, metadata creation and the delivery of powerful information to users. Fast and Easy Data Mart Population.

Scheduled Population

Sagent Design Studio lets you automate population of data marts from OLAP systems and corporate data warehouses using Sagent's innovative Data Flow Technology. A Data Flow Plan is a graphical representation of the process of accessing, transforming and loading or displaying data. Plans can output information to a user's desktop or batch load data into relational database tables. Plans can be easily scheduled to populate and refresh your data mart.

Star Schema Population

Sagent supports any relational database schema you choose to use. For maximum performance, transform routines designed for easily converting data from an OLTP database into a star schema are provided for you. Transforms include:

o       Time Generation for Dimension Tables
o       Key Generation for Dimension Tables
o       Key Lookup for Fact Tables
o       Time Lookup for Fact Tables

        Custom Data Transformation

Sagent has integrated Microsoft Visual Basic for Applications and Microsoft Visual 1 Basic Scripting Edition (VB Script) as its scripting languages so you can easily develop custom Transforms. Or use your favorite programming tool such as Visual Basic or C++ to customize a Sagent Data Mart that meets your specific needs. Sagent also ships with many


                                  Exhibit 1-3
pre-built Transforms that you can simply drag and drop into a plan. Or you can easily customize Sagent Transforms to meet your requirements.

Intuitive Metadata Creation

The complexities of relational database schemas are easily hidden from end users by creating metadata layers including BaseViews, logical and graphical displays of the physical structure of a database, and MetaViews, business representations for end users to request information.

To create a BaseView, select tables, columns and joins of a database that win be used to create the MetaViews. Join Groups can also be defined to resolve join path conflicts. MetaView components can include renamed columns and calculated columns such as custom formulas and aggregates grouped by business categories. Multiple MetaViews can be created from one BaseView to give groups different views of the same data. MetaViews can span multiple data marts to provide end users with a seamless view of more than one database.

Delivering Powerful Information to Users

Graphically specify actions that would be difficult, or impossible, to do using SQL. For example, a Data Flow Plan can access data from one or more data marts using SQL. Then a Sagent standard, or custom transform, can be added to the Plan to perform functions that SQL can't handle, such as ranking or running averages.

Results can be delivered to an end user's desktop, loaded into a Microsoft Excel spreadsheet, or dispatched in an electronic mail message.

Features

o       Data Flow Plans
o       Data Mart Loading Components
        o       SQL Query
        o       Join
        o       Splitter
        o       Union
        o       Star Schema Transformation Batch Load
        o       Save to Table
o       Data Calculation
        o       Rank
        o       Moving Average
        o       Moving Total
        o       Percent of Total
        o       Running Average
        o       Running totals
        o       Column Select
        o       Memory Sort (outside database)
o       Sagent Scripting Components
        o VB Script Source - Uses any OLE object as a data source. For example, use an Access file or an Excel spreadsheet to input data to a Data Flow Plan.
        o VB Script Sink - Use any OLE object as an output display in a Data Flow Plan. For example, write a script to send the data to an Excel spreadsheet, an Access database, or a Microsoft Word document.
        o VB Script In Place - Takes records as input, performs a process and outputs the same number of records to another step.
        o VB Script Copy --Takes records as input and lets you output those plus additional columns.
        o       C++, Delphi and Visual Basic Custom Components
o       Metadata Creation
        o       BaseViews


                                  Exhibit 1-4

        o       Up-front Table Selection
        o       Add/Delete Tables
        o       Add/Delete Columns
        o       Add/Delete Joins
        o       Concatenated Key Support
o       Create Join Groups
o       Navigator for Viewing Databases
o       MetaViews
        o       Create Multiple Views from Same Data
        o       A MetaView can Span Multiple Data Marts
        o       Create Calculated Columns
        o       Categories of Business Terms within each MetaView
o       Importing/Exporting of Sagent Objects, between Repositories
o       Search Engine
o       Plans
o       Snaps
o       Filters
o       Sorting
o       Grouping by Aggregates
        o       Count
        o       Count Distinct
        o       Sum
        o       Minimum
        o       Maximum
        o       Average
o       Publish and Subscribe of Plans and Snaps
o       Autosubscribe o Live Collaboration
o       Scheduling
o       Staging Area
o       Standard Formatting
Supported Databases
Information Access
o       Microsoft SQL Server 6.5
o       Oracle 7.2, 7.3
o       Red Brick
o       Sybase 10, 11
o       ODBC to DB2
o       others
Repository Databases
o       Microsoft SQL Server 6.5
o       Oracle 7.2, 7.3
o       Sybase 10, 11
System Requirements
Hardware
o       Intel-Based processor
o       Required 486 processor or higher
o       Recommended Pentium processor or higher
Operating System
o       Microsoft Windows 95
o       Microsoft Windows NT 3.5 or higher
Memory for client workstation
o       Required 16 Mb




Network Protocol Support


                                   Exhibit 1-5

o       Named Pipes

o       TCP/IP


                                  Exhibit 1-6

3. Sagent Information Studio

The Sagent Data Mart Solution

The SagentO Data Mart Solution is the first fully integrated family of products for populating, managing, and accessing Windows NT(R)-based data marts. Sagent's unique Data Flow Technology lets users process data beyond SQL to create more powerful sets of information than ever before. It includes the Sagent Data Mart, Sagent Admin, Sagent Design StudioO, Sagent Information StudioO and Sagent WebLink.

Sagent Information Studio

        Sagent Information Studio is a graphical tool that lets end users quickly and easily access and share information stored in Sagent Data Marts.

        Intuitive Information Access

        Sagent Information Studio provides an intuitive environment for end-users to access information in Sagent data marts. Users build requests for information by choosing from a list of business terms in the MetaView-a business representation of the data stored in the database. They don't need to understand where the information is stored or how it is related. And they are shielded from the complexities of the database structure. The Sagent server joins the information. A user can sort, filter, aggregate and manipulate the result set, using live data.

        Sagent Searching

        Since a Data Mart can contain a large number of records or Parts, Sagent Information Studio includes a search engine to help users easily find the information they need. Key words can be associated with Plans and Snaps to help organize and easily find items of interest.

        Plans and Snaps

        Sagent Information Studio provides two methods for users to save information requests. First they can save the requests or "Plans" for gathering the information. Plans can be executed at any time to get the most recent data from the Data Mart. In addition, Plans can be shared with other users and can be scheduled to run at specified times. A Sagent user can also save the results as a Snap. Snaps are snapshots of data from a particular point in time. Snaps deliver huge performance and productivity gains. By saving the results of a request as a Snap, users can quickly access data without having to run their request again. Snaps can also be distributed to other users and can be used as a starting point for further analysis. Since Snaps are stored in relational database tables, they can be re-queried against-just as with any database table.

        Tight Integration with Microsoft(R) Excel(TM)

        Sagent Information Studio offers tight and unique integration with Microsoft Excel. To place the results of an information request into a Microsoft Excel spreadsheet, Information Studio users just click a button. An Excel spreadsheet, with the results in place, automatically becomes a part of the Information Studio workspace. This innovative capability enables users to use both Information Studio and Excel from a single environment.

        Powerful Information Access

        Sagent Information Studio also features powerful utilities for delivering critical information to end users in flexible and efficient new ways. Using the Design


                                  Exhibit 1-7

        Studio's Data Flow Plans, power users can specify actions that would be difficult, if not impossible, to do with SQL. Administrators can hide the Data Flow functionality from novice users to avoid confusion and Information Studio users may simply run these plans. Or sophisticated users can create Data Flow plans themselves. (See the Design Studio Data Sheet.)

        Workgroup Sharing and Collaboration

        Sagent Information Studio makes it easy for groups of users to share information and collaborate to reach better business decisions.

        Publish and Subscribe

        With Sagent Information Studio, users can publish Plans and Snaps for others to easily access by subscribing. Once users have subscribed to an item, Sagent Information Studio automatically notifies them of all changes made to it by the publisher. This feature is particularly important for enforcing standardization among users and ensuring that all members of a workgroup have access to consistent and timely information.

        Live Collaboration

        Sagent Information Studio's live collaboration facilities let groups of users work on Sagent components simultaneously. By "broadcasting" to other users, a Sagent Information Studio user can allow others to view the information that is in their workspace. This capability is ideal for workgroup decision making and for help desk environments.

        Features

o       Data Flow Plans

        o       SQL Query

        o       Join

        o       Splitter

        o       Union

        o       Moving Average

        o       Moving Total

        o       Running Average

        o       Running Total

        o       Column Select

o       Sagent Scripting Components

        o VB Script Source-Uses any OLE object as a data source. For example, use an Access file or an Excel spreadsheet to input data to a Data Flow Plan.

        o VB Script Sink-Use any OLE object as an output display in a Data-Flow Plan. For example, write a script to send the data to an Excel spreadsheet, an Access database, or a Microsoft Word document.

        o VB Script InPlace-Takes records as input, performs a process and outputs the same number of records to another step.

        o VB Script Copy-Takes records as input and lets you output those plus additional columns.

        o       C++, Delphi and Visual Basic Custom Components

        o       Ad-hoc Information Requests

        o       English-like Filters

        o       Sorting

        o       Calculated Columns

        o       Aggregates


                                  Exhibit 1-8

        o       Count

        o       Sum

        o       Minimum

        o       Maximum

        o       Average

        o       Auto-sizing of Columns

o       Search Engine

o       "Plans"

o       "Snaps"

o       Scheduling

o       Access to Multiple MetaViews

o       Run Multiple plans at one time

o       Integration with Microsoft Excel

o       Standard Formatting

o       Live Collaboration

o       Publish and Subscribe

o       Printing

System Requirements

        Hardware

        o       Intel-Based processor

        o       486 processor or higher

        Operating System

        o       Microsoft Windows 95

        o       Microsoft Windows NT 3.5 or above

        Memory

        o       Recommended 24 Mb

        Disk Space

        o       Maximum Required: 25 Mb

        Network Protocol Support

        o       Named Pipes

        o       TCP/IP


                                  Exhibit 1-9

4. Sagent WebLink

The Sagent Data Mart Solution

        The SagentO Data Mart Solution is the first fully integrated family of products for populating, managing, and accessing Windows NT-based data marts. Sagent's unique Data Flow Technology let's users process data beyond SQL to create more powerful sets of information than ever before. It includes the Sagent Data Mart Server, Sagent Admin, Sagent Design StudioO , Sagent Information StudioO and Sagent WebLink.

Sagent WebLink

        Sagent WebLink is a server-based information access tool that gives users of Web browsers access to items developed within the Sagent Data Mart Solution. It provides out-of-the-box functionality with a pre-built Intranet access page. Use this page to access information in the Sagent Data Mart, customize it, or create your own custom interface quickly and easily with HTML.

        Easy Distribution Mechanism

        Sagent WebLink enables the easy distribution of Sagent components ("Plans" and "Snaps") to users of Web browsers such as Microsoft Internet Explorer and Netscape Navigator. Sagent WebLink automatically converts a result set into an HTML table or a Microsoft Excel spreadsheet.

        The Sagent WebLink pages provide a user interface in HTML that is easy to get up and running. The Sagent WebLink pages are designed using frames for simple navigation to different types of information, such as lists of Plans or Snaps. After specific Plan results display, a click on another hypertext link or a different button displays the next item. When users click on a hypertext link for a Plan, Sagent WebLink receives the request and the Plan is executed to retrieve the latest results from the database. Current results are obtained each time a request is made.

        Works with Any Browser on Any Platform

        Sagent WebLink provides platform-independent access to information in a customizable and secure environment. Just like viewing any Web site, users access information through their Web browsers from any location and on any platform that supports Internet browsers.

        Features

        o       Execution of "Plans"
        o       Viewing of "Snaps"
        o Respects Security of Sagent Data Mart Server, RDBMS, and Microsoft and Netscape Web Servers
        o       Enhanced for Netscape Navigator and Microsoft Internet Explorer
        o       Output
                o       HTML Table
                o       Microsoft Excel


                                  Exhibit 1-10

                o       Supplied with Sample Web Page
                o       Open Environment for Designing Custom Web Page
        o       Sagent WebLink Command Set
                o       ISAPI DLL for high performance
                o Configurable display of results either globally or individually
        System Requirements
        Hardware
                o       No Special Requirements
        Operating System
                o       Microsoft Windows NT 3.5 or above
        Memory
                o       Required Memory 16 Mb
                o       Recommended 20 Mb
        Disk Space
                o       Required: 25 Mb
        Network Protocol Support
                o       Named Pipes
                o       TCP/IP
        Client Software
                o       Any HTML 3.0-compliant Web Browser
        Server Software
                o       Microsoft Internet Information Server
                o       Any Windows NT-based Netscape Server


                                  Exhibit 1-11

5. Sagent Admin

The Sagent Data Mart Solution

The SagentO Data Mart Solution is the first fully integrated family of products for populating, managing, and accessing Windows NT-based data marts. Sagent's unique Data Flow technology lets users process data beyond SQL to create more powerful sets of information than ever before. It includes the Sagent Data Mart Serer, Sagent Admin, Sagent Design StudioO, Sagent Information StudioO and Sagent WebLink.

Sagent Admin

Sagent Admin delivers comprehensive management and administration capabilities for Sagent Data Marts. It provides a centralized mechanism to manage a distributed network of Sagent Data Marts, and a flexible security model to administer Sagent users.

Centralized Control of Distributed Data Marts

The Sagent Data Mart Solution uses an RDBMS-based repository to store all data mart components, including metadata (Base Views and MetaViews), information requests called Plans, result sets called Snaps, and data transforms. Sagent Admin provides extensive facilities to manage all Sagent repositories and their components from one intuitive tree-control interface. By providing a central point of control for a distributed network of data marts, Sagent Admin combines the centralized control of a data warehouse with the performance gains of data marts.

Sagent Admin lets you view and edit many of the properties of each item in the Sagent Repository to determine ownership of Plans and Snaps, creation dates, items that are shared among users, the presence of Data Flow Transforms and other items stored in a repository.

You can easily monitor and control the activity of Sagent Agents on Data Mart Systems. Sagent Admin displays the resources used and the current activity of each agent, as well as provides control to stop an agent in progress. Sagent also provides other administration features such as cache control for better performance and query governing.

Flexible User Security

Sagent Admin provides a flexible model for controlling user security. Security can be applied to data and to specific Sagent functionality. Controls maintained over data access and what features a user can and can not access on their desktop.

Users, Groups, Roles and Permissions

Sagent Admin lets you easily create users, groups, roles and permissions within the Sagent environment. Sagent users are defined and then placed within a group. There are three types of Sagent groups:

        o Security Groups - users with permission to access the same data or MetaViews.

        o Cache Groups - users who, for improved system performance, share commonly accessed results from requests made by members of their workgroup, that are cached on the Data Mart Server.

        o Distribution Groups - users who can share information Plans and Snaps, through Sagent's Publish and Subscribe feature.

Sagent Admin allows for the creation of Permissions which define what database information a user can access. Control over what data each user can see is maintained


                                  Exhibit 1-12
by giving a Security Group permission to access a pre-defined set of MetaViews. Security Groups can use a "trusted" security schedule where every Sagent user in a group uses a single database connection, or a mapped scheme where each user has their own database connection.

Privileges

Sagent users are also defined by Roles. Roles are pre-defined sets of privileges which give users the right to perform certain functions within the Sagent environment. Most functions provided by the Sagent Data Mart solution are associated with a privilege. For example, an end user role may be defined without the privilege to save a Snap of the Results of a plan or to share information with other users. A power user role, on the other hand, may have the privileges to create a snap of information and to Publish their Snap to others for their use.

        Features

        o       Repository Management
                o       Add a Repository
                o       Remove a Repository
                o       Modify a Repository
        o       Security
                o       Set User Properties
                o       Set Group Properties
                        o       Security Group
                        o       Cache Group
                        o       Distribution Group
                o       Set Permissions (Data Access
                o       Set Role Properties (Feature Access
                        o       BaseViews
                        o       MetaViews
        o       Agent Administration
                o       Register an Agent
                o       Start an Agent
                o       Stop an Agent
                o       Specify Network Protocol for Agent
                o       Set Time-out for Agent
                o       Edit Agent Registry Settings
        o       Group Cache Management
                o       Set Cache Size
                o       Set Cache Policies
                o       Flush Items from Cache
        o       List Database Connections in Use
        o       Stop a Database Query on databases that support it
        System Requirements
        Hardware
        o       Intel-Based processors
        o       486 processor or higher
        Operating System
        o       Microsoft Windows 95
        o       Microsoft Windows NT 3.5 or above
        Memory

                                  Exhibit 1-13

           o   Required Memory 16 Mb
           o   Recommended 24+ Mb
           Disk Space
           o   Required: 25 Mb
           Network Protocol Support
           o   Named Pipes


                                  Exhibit 1-14

6. Sagent Analysis

Sagent Analysis is a business analysis tool that summarizes information by multiple dimensions so that users can uncover opportunities, trends, and weaknesses in their business. Results from information requests can be displayed in Crosstabs or Charts so users can easily examine the same data from different angles. Sagent Analysis makes business intelligence readily available to anyone who wants to monitor their business operations.

Multi-Dimensional Views of Data

Sagent Analysis displays multi-dimensional representations of data so that users can analyze data by dimensions such as sales by product, by region, and by quarter. These data "FlashCubes(TM)" display as Crosstabs or two-dimensional and three-dimensional rotating Charts. Crosstabs and Charts are multi-level and can display any number of business dimensions and measures.

Sagent Analysis automatically creates a Crosstab or Chart from the result set of an existing information access Plan or Snap shot of data. Users can also build a Plan or Snap, working directly from an empty Crosstab or Chart. A single result set can also be displayed in multiple Crosstabs and Charts so that users can easily tab between the individual displays.

Interactive Pivoting and Drilling

Sagent Analysis provides interactive pivoting and drilling capabilities in Crosstabs and Charts. Users can pivot data in Crosstabs and Charts, or drill into the data in any direction to discover new relationships between data sets. Data can be drilled in an ad-hoc manner or through pre-defined hierarchies set up by a data designer. An example of a hierarchy is Category, Brand and Product Name in the Product dimension group. Users can also filter data in a Crosstab with immediate results so that users view only the data combinations that they want.

High Performance Analysis

A key aspect of performing complex analysis is the processing of aggregates, which are summarized data such as totals or averages. Sagent balances the processing of aggregates between the client and the server for improved performance. Aggregates can be calculated on the server and then staged on the desktop in a FlashCube. Because data is staged on the desktop, Crosstabs and Charts immediately display results when users are drilling, pivoting or filtering.

Seamless Integration with Sagent Product Line

Sagent Analysis plugs directly into Sagent Design Studio and Information Studio so users can take advantage of all the benefits of the Sagent Data Mart Solution without having to switch to another product. The features of Sagent Design Studio and Information Studio, such as Publish and Subscribe, Scheduling, creation of Snaps and Internet/Intranet distribution and Data Flow Plans, work seamlessly with Sagent Analysis.


                                  Exhibit 1-15

Features

        o       Crosstabs of Multiple Dimensions
                o       Local Aggregation
                o       Server Aggregation
        o       Charting and Graphing
                o       Two-dimensional
                o       Three-dimensional Rotating
        o       Chart Wizard
        o       Aggregate Functions
        o       Drilling on Crosstabs and Charts
                o Drill Down: Displays the data for the next level of detail
                o       Roll Up: Collapses the lower levels of detail
                o Skip Drill: Provides a short cut to display a level of a pre-defined hierarchy
        o       Pivoting in Crosstabs, Charts and Graphs
        o       Analysis Filtering
        o       Multiple Analysis Displays in a Plan or a Snap
        o       Saving a Cube as a Snap
        o       Saving a Slice of a Cube as a Table
        o       Integration with Microsoft Excel
        o       Creating Crosstabs and Charts From Existing Plans
        o       Exception Highlighting
        o       Analysis in Sagent WebLink via ActiveX
                o       Charts
                o       Crosstabs
System Requirements
Hardware
o       Intel-Based processor
o       Required 486 processor or higher
o       Recommended Pentium processor or higher
Operating System
o       Microsoft Windows 95


                                  Exhibit 1-16

o       Microsoft Windows NT 3.51 or above
Memory for client workstation
o       Required 16 Mb o Recommended 32 Mb
Disk Space
o       Required: 25 Mb
Network Protocol Support
o       Named Pipes
o       TCP/IP


                                  Exhibit 1-17

                          Exhibit 2 - Escrow Agreement

                               [ESCROW AGREEMENT]

                             AGREEMENT ADDENDUM "A"

                     TERMS AND CONDITIONS OF ESCROW ACCOUNT

                                   SOURCEFLEX
                            SOFTWARE ESCROW AGREEMENT

                 DEVELOPER (SAGENT TECHNOLOGY, INC.) SOURCEFILE

THIS CONTRACT IS A TWO-PARTY AGREEMENT BETWEEN SOURCEFILE AND SAGENT TECHNOLOGY, INC.. END-USERS MAY SIGN ON TO THIS AGREEMENT AS THEY LICENSE THE TECHNOLOGY FROM THE SAGENT. THE SOURCEFLEX CONTRACT PROVIDES THE OPPORTUNITY TO SERVE ALL LICENSEES OF A PARTICULAR SOFTWARE DEVELOPER FOR ONE OR MORE SYSTEMS.


                                  EXHIBIT 2-1

                                   SOURCEFLEX
                      SOFTWARE SOURCE CODE ESCROW AGREEMENT
                        SOURCEFILE NUMBER:___7446________

        This Software Source Code Escrow Agreement, dated as of January 6, 1997 by and between FileSafe, Inc., a California corporation, doing business as SourceFile ("SourceFile") located at 1350 West Grand Ave., Oakland, California 94607 and Sagent Technology, Inc., located at 2225 E. Bayshore, Palo Alto, CA 94303 ("Sagent"), and each Beneficiary identified by Depositor to SourceFile as provided for in Paragraph 3 hereof (each a "Beneficiary", collectively the "Beneficiaries").

                                    RECITALS:

        A. Pursuant to certain software license agreements (each a "License Agreement", collectively the "License Agreements"), Depositor licenses to certain licensees certain software in object code form (the "Software"). A description of each Software effective as of the date hereof, is attached hereto as Exhibit "A".

        B. The Software is the proprietary and confidential information of Depositor, and Depositor desires to protect such ownership and confidentiality.

        C. Depositor desires to ensure the availability to its Beneficiaries of the source code and all necessary proprietary information related to the Software (the "Source Material") in the event certain conditions set forth in Paragraph 4 of this Agreement should occur.

                                   AGREEMENT:

        1. DELIVERY OF SOURCE MATERIAL TO SOURCEFILE. Upon execution of this agreement, Depositor shall deliver to SourceFile a parcel (the "Parcel") sealed by Depositor, which Depositor represents and warrants contains the Source Material. . During the course of the Agreement, and at the same time as revisions to the OBJECT CODE, (including any IMPROVEMENTS, CORRECTIONS, ENHANCEMENTS, UPGRADES, and UPDATES which PROVIDER is required to incorporate in the [Software] are delivered by Depositor, Depositor shall deliver to SourceFile the revised Source Material Escrow Materials SourceFile has no knowledge of, and makes no representations with respect to, the contents or substance of the Parcel, the Software or the Source Material. Depositor shall send to SourceFile a duplicate of the Source Material within three (3) days after receiving written notice from SourceFile that the Source Material has been destroyed or damaged. All supplements shall be subject to the terms and provisions of this Agreement.

        2. ACKNOWLEDGMENT OF RECEIPT BY SOURCEFILE. SourceFile shall promptly acknowledge to Depositor and to Beneficiary the receipt of the Parcel and any supplements to the Source Material which are added to the Parcel. Depositor shall provide supplements to the Source Material for each version of the Software. AR such supplements shall be subject to the terms and provisions of this Agreement. SourceFile will notify Beneficiary and Depositor of each update to the Source Material. Such notification will be sent via certified mail, return receipt required. SourceFile will provide an account status report to the Beneficiary and Depositor on a semi-annual basis.

        3. ACKNOWLEDGMENT BY BENEFICIARIES. For purposes of this Agreement, a licensee of the Software under a fully executed License Agreement, shall be a Beneficiary hereunder


                                  Exhibit 2-2
with such rights of a Beneficiary as set forth herein, only if (i) such licensee has sent to SourceFile a fully executed copy of the form of acknowledgment attached hereto as Exhibit "B", in which such licensee accepts the terms of this Agreement and (ii) all fees are paid. The names and addresses of the Beneficiaries shall be described in one or more schedules of Beneficiaries. A schedule of Beneficiaries effective as of the date of this Agreement is attached hereto as Exhibit "C". All other licensees of the Software shall have no rights hereunder and SourceFile shall have no duties to such licensees.

        4. TERMS AND CONDITIONS OF THE SOURCE MATERIAL ESCROW. The Parcel shall be held by SourceFile upon the following terms and conditions:

        (i) Beneficiary's right to possession of the Source Code is subject to Beneficiary's execution of a registration document with SourceFile and payment to Sagent of an annual fee for Beneficiary's participation in such escrow account. Such registration document shall provide Beneficiary access to the Source Code, the right to use and modify the Source Code solely to maintain and support Beneficiary's current and future customers of the Licensed Material and the right to produce object code copies of the modified Licensed Material as part of Beneficiary's applications for use in accordance with the terms of the Agreement, subject to the following conditions: (a) Beneficiary is in compliance with the terms of the Agreement;
                (b) Beneficiary has a valid license to the Licensed Material; and (c) Beneficiary has a valid maintenance agreement with Sagent for support of the Licensed Material, and either (1) A petition in bankruptcy has been filed in Sagent's name, whether voluntarily or involuntarily, and such petition is not withdrawn within 90 days of such filing or (2) pursuant to Sagent's obligations under a valid maintenance agreement with Beneficiary, Sagent has consistently and repeatedly failed or refused to correct a catastrophic error or numerous individual errors in the Licensed Materials which render the licensed materials commercially unusable. Provided that the above conditions exist, and Beneficiary has given Depositor written notice of such breach which was not cured within 60 days (the Release Condition), then SourceFile shall follow the following procedures set forth in this Section 4, parts (h), (iii), (iv) and (v).

        (ii) SourceFile shall promptly notify Depositor of the occurrence of the Release Condition and shall provide to Depositor a copy of Beneficiary's notice to SourceFile.

        (iii) If SourceFile does not receive Contrary Instructions, as defined below, from Depositor within sixty (60) days following SourceFile's delivery of a copy of such notice to Depositor, SourceFile shall deliver a copy of the Source Material to Beneficiary. "Contrary Instructions" for the purposes of this
                Section 4 shall mean the filing of written notice with SourceFile by Depositor, with a copy to the Beneficiary demanding delivery, stating that the Release Condition has not occurred or has been cured.

        (iv) If SourceFile receives Contrary Instructions from Depositor within sixty (60) days of the giving of such notice to Depositor, SourceFile shall not deliver a copy of the Source Material to the Beneficiary, but shall continue to store the Parcel until: (1) otherwise directed by the Depositor and Beneficiary jointly; (2) SourceFile has received a copy of an order of a court


                                  Exhibit 2-3
                of competent jurisdiction directing SourceFile as to the disposition of the Source Material; or (3) SourceFile has deposited the Parcel with a court of competent jurisdiction or a Trustee or receiver selected by such court pursuant to this
                Section 4, part (v) below.

        (v) Upon receipt of Contrary Instructions from Depositor, SourceFile shall have the absolute right, at SourceFile's election, to file an action in interpleader requiring the Depositor and Beneficiary to answer and litigate their several claims and rights amongst themselves. SourceFile is hereby authorized to comply with the applicable interpleader statutes of the State of California in this regard.

        5. TERM OF AGREEMENT. This Agreement shall have an initial term of three
(3) years. The term shall be automatically renewed on a yearly basis thereafter, unless Depositor, Beneficiary, or SourceFile notifies the other parties in writing at least forty-five (45) days prior to the end of the then current term of its intention to terminate this Agreement.

        6. COMPENSATION OF SOURCEFILE. Depositor or Beneficiary agree to pay SourceFile reasonable compensation for the services to be rendered hereunder in accordance with SourceFile's then current schedule of fees, except that any fees associated with Escrow Release Requests and Technical Review/Verification Requests initiated by a Beneficiary must be paid by that Beneficiary in accordance with SourceFile's then current schedule of fees. Depositor or Beneficiary will pay or reimburse SourceFile upon request for all reasonable expenses, disbursements and advances, including software duplication charges, incurred or made by it in connection with carrying out its duties hereunder.

        7. LIMITATION OF DUTIES OF SOURCEFILE. SourceFile undertakes to perform only such duties as are expressly set forth herein.

        8. LIMITATION OF LIABILITY OF SOURCEFILE. SourceFile may rely on and shall suffer no liability as a result of acting or refraining from acting upon any written notice, instruction or request furnished to SourceFile hereunder which is reasonably believed by SourceFile to be genuine and to have been signed or presented by a person reasonably believed by SourceFile to be authorized to act on behalf of the parties hereto. SourceFile shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement. SourceFile may consult with counsel of its own choice, and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

        9. INDEMNIFICATION OF SOURCEFILE. SourceFile shall be responsible to perform its obligations under this agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided that SourceFile has acted in the manner stated in the previous sentence, Depositor and Beneficiary each agree to indemnify, defend, and hold harmless SourceFile and its agents and employees (collectively, "SourceFile") from any and all claims, demands, liability, costs and expenses (including attorney's fees) incurred by SourceFile directly or indirectly arising from or relating to the Source Material and/or SourceFile's performance of its duties under this Agreement.

        10. RECORD KEEPING AND INSPECTION OF SOFTWARE. SourceFile shall maintain complete written records of all materials deposited by Depositor pursuant to this Agreement. During the term of this Agreement, Depositor shall be entitled at reasonable times during


                                  Exhibit 2-4
normal business hours and upon reasonable notice to SourceFile to inspect the records of SourceFile maintained pursuant to this Agreement and to inspect the facilities of SourceFile and the physical condition of the Source Material.

        11. TECHNICAL VERIFICATION. Beneficiary reserves the option to request SourceFile to verify the Source Material for completeness and accuracy. At Beneficiary's expense, SourceFile may elect to perform the verification at its site or at the Depositors site. Depositor agrees to reasonably cooperate with SourceFile in the verification process by providing its facilities and computer systems and by permitting SourceFile and at least one employee of Beneficiary to be present during the verification of Source Material.

        12. RESTRICTION ON ACCESS TO SOURCE MATERIAL. SourceFile shall maintain the Source Materials in a secure, environmentally safe, locked receptacle which is accessible only to authorized SourceFile employees. SourceFile shall not disclose the contents of this Agreement to any third party. If SourceFile receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Source Materials, SourceFile will immediately notify Depositor. Except as required to carry out its duties hereunder, SourceFile shall not permit any SourceFile employee, Beneficiary or any other person access to the Source Material except as expressly provided herein, unless consented to in writing by Depositor. SourceFile shall use its best efforts to avoid unauthorized access to the Source Material by its employees or any other person.

        13. BANKRUPTCY. Depositor and Beneficiary acknowledge that this Agreement is an "agreement supplementary to" the License Agreement as provided in Section 365 (n) of Title 11, United State Code (the "Bankruptcy Code"). Depositor acknowledges that if Depositor, as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code, rejects the License Agreement or this Agreement, Beneficiary may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of Beneficiary to Depositor or the Bankruptcy Trustee, Depositor or such Bankruptcy Trustee shall not interfere with the rights of Beneficiary as provided in the License Agreement and this Agreement, including the right to obtain the Source Material from SourceFile as permitted hereunder.

        14. NOTICES.

        (i) Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given on the date service is served, personally, sent by overnight courier, or five (5) days after the date of mailing if sent registered mail, postage prepaid, return receipt required, and addressed as follows or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in like manner:

TO DEPOSITOR:       Sagent Technology, Inc.
                    2225 East Bayshore Shore Road, Suite 100
                    Palo Alto, CA 94303
                    Phone: (415) 493-7100
                    Fax: (415) 493-1290

TO SOURCEFILE:      SourceFile
                    1350 West Grand Ave.
                    Oakland, California 94607
                    Attn.: Client Services
                    Phone: (510) 419-3888
                    Fax: (510) 419-3875


                                  Exhibit 2-5

        (ii) Deposit update notices and invoices will be sent to parties listed in Exhibit "D" and "E".

TO BENEFICIARY: As set forth in Exhibit "C" Schedule of Beneficiaries.

        15. MISCELLANEOUS PROVISIONS.

               (a) WAIVER. Any term of this Agreement may be waived by the party entitled to the benefits thereof, provided that any such waiver must be in writing and signed by the party against whom the enforcement of the waiver is sought. No waiver of any condition, or of the breach of any provision of this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of such condition or breach. Delay or failure to exercise any right or remedy shall not be deemed the waiver of that right or remedy.

               (b) MODIFICATION OR AMENDMENT. Any modification or amendment of any provision of this Agreement must be in writing, signed by the parties hereto and dated subsequent to the date hereof.

               (c) GOVERNING LAW JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California. All disputes arising out of or related to this Agreement shall be subject to the exclusive jurisdiction and venue of the State and Federal courts of Santa Clara County, California.

               (d) HEADINGS; SEVERABILITY. The headings appearing at the beginning of the sections contained in this Agreement have been inserted for identification and reference purposes only and shall not be used to determine the construction or interpretation of this Agreement. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               (e) FURTHER ASSURANCES. The parties agree to perform all acts and execute all supplementary instruments or documents which may be reasonably necessary to carry out the provisions of this Agreement.

               (f) ENTIRE AGREEMENT. This Agreement, including the attachments hereto, contains the entire understanding between the parties' and supersedes all previous communications, representations and contracts, oral or written, between the parties, with respect to the subject matter thereof It is agreed and understood that this document and agreement shall be the whole and only agreement between the parties hereto with regard to these escrow instructions and the obligations of SourceFile herein in connection with this Agreement, and shall supersede and cancel any prior instructions. SourceFile is specifically directed to follow these instructions only and SourceFile shall have no responsibility to follow the terms of any prior agreements or oral understandings.


                                  Exhibit 2-6

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DEPOSITOR                                          SOURCEFILE


SAGENT TECHNOLOGY, INC.                            FILESAFE, INC.,
A CALIFORNIA CORPORATION                           A CALIFORNIA CORPORATION

By:/s/ Thomas Lounibos                             By:
   -------------------------------                    --------------------------

Name:    Thomas Lounibos                           Name:
   -------------------------------                      ------------------------

Title:   VP Sales                                  Title:
   -------------------------------                       -----------------------


                                   Exhibit 2-7

                                 EXHIBIT "A-___"
                         DESCRIPTION OF SOURCE MATERIAL
                        SOURCEFILE ACCOUNT #__7446______

The Depositor agrees to deposit the Source Material for the benefit of the Licensee of this escrow arrangement. Below is the acknowledgment that the deposit arrived at SourceFile in good order. It is completed by the Depositor and visually inspected by SourceFile. A copy of this form will be shared with Licensees of the Source Material.(As multiple deposits are made, please make copies of this form and number them appropriately. For example, the initial deposit will be Exhibit "A-1", the next "A-2" and so on).

1.      SOURCE MATERIAL DEPOSIT

        PRODUCT NAME  Sagent DataMart Server, Web Link
        VERSION       2.0
                --------------------------------------------------------------

2.      TYPE OF MEDIA

        - THERE CAN BE MORE THAN ONE TYPE (I.E. DISKETTE, TAPE, HARD COPY MATERIALS, ETC.)

        - PLEASE INCLUDE THE QUANTITY OF TYPE (I.E. TWO (2) DISKETTES)

          1 tape
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

        ----------------------------------------------------------------------


3.      PLEASE CHECK ONE OF THE FOLLOWING:

        INITIAL DEPOSIT [ ]   SUPPLEMENTAL    [X]   REPLACEMENT    [ ] *

        *IF REPLACEMENT THEN: DESTROY DEPOSIT [ ]  OR RETURN DEPOSIT [ ]

--------------------------------------------------------------------------------

Completed by:                                      Visually verified by:

DEPOSITOR                                          SOURCEFILE

By:                                                By:
   --------------------------                         --------------------------

Name: Ken Gardner                                  Name:
                                                        ------------------------

Title: Chief Executive Officer                     Title: Client Services

Date:                                              Date:
     ------------------------                           ------------------------


                                  Exhibit 2-8

                      Exhibit 3 - Sagent End User Agreement

                                   EXHIBIT "B"
                      FORM OF ACKNOWLEDGMENT BY BENEFICIARY

        The undersigned hereby acknowledges, accepts and agrees to be bound by the terms of the attached SourceFlex Software Source Code Escrow Agreement by and between SourceFile, Inc., a California corporation, as Escrow Agent and Sagent Technology, Inc., as Licensee, dated December 1, 1996.

BENEFICIARY:          By:           [SIG]
                                    -----------------------------
                      Name:             Terry C. Ludvigson
                      Company:          Unisys Corporation
                      Title:        Manager Technical Procurement
                      Address:      322 North 2200 West
                                    Salt Lake City, Utah 84116
                                    Phone: (801) 594-4267
                                    Fax: (801) 594-4835


                                    [SIG]
DEPOSITOR:                          Sagent Technology, Inc.
                                    2225 East Bayshore Rd. Suite 100
                                    Palo Alto, CA 94303
                                    Phone: (650) 493-7100
                                    Fax: (650) 493-1290

PLEASE SEND CERTIFIED OR REGISTERED MAIL to:


SOURCEFILE:       SOURCEFILE
                  1350 West Grand Ave.
                  Oakland, California 94607
                  Attn: Client Services
                  Phone: (510) 419-3888
                  Fax: (510) 419.3875


                                  Exhibit 2-9

                                   EXHIBIT "C"
                    SCHEDULE OF BENEFICIARIES OF THE SOFTWARE


                                  Exhibit 2-10

                                   EXHIBIT "D"
                               SCHEDULE OF NOTICES
                                    DEPOSITOR


Depositor deposit
 notices should be sent to:     Name:      Kathy Ovalle
                                Title:     Corporate Controller
                                Address:   2225 East Bayshore Road Suite 100
                                           Palo Alto, CA 94303
                                Phone:     (650) 496-3112
                                Fax:       (650) 493-1290



Depositor invoices
 should be sent to:             Name:      Kathy Ovalle
                                Title:     Corporate Controller
                                Address:   2225 East Bayshore Road Suite 100
                                           Palo Alto, CA 94303
                                Phone:     (650) 496-3112
                                Fax:       (650) 493-1290


                                  Exhibit 2-11

                                   EXHIBIT "E"
                               SCHEDULE OF NOTICES
                                   BENEFICIARY



Depositor deposit notices
 should be sent to:
                                Name:      Terry Ludvigson
                                Title:     Mgr. Technical Procurement
                                Address:   322 North 2200 West
                                           Salt Lake City, UT  84116

                                Phone:     (801) 594-4297
                                Fax:       (801) 594-4835



Beneficiary notices
 should be sent to:
                                Name:      Terry Ludvigson
                                Title:     Mgr. Technical Procurement
                                Address:   322 North 2200 West
                                           Salt Lake City, UT  84116

                                Phone:     (801) 594-4297
                                Fax:       (801) 594-4835


1. Concurrent with the signing of the Solution Provider Agreement, PROVIDER shall deposit in Unisys Law Department at Township Line and Union Meeting Roads, Blue Bell PA 19424, Attention: General Counsel, the then-current copies of the Escrow Materials. SOURCE CODE shall be provided on media as specified by Unisys. At the same time as revisions to the OBJECT CODE, (including any IMPROVEMENTS, CORRECTIONS, ENHANCEMENTS, UPGRADES, and UPDATES which PROVIDER is required to incorporate in the [Software] are delivered by PROVIDER, PROVIDER shall deliver to Unisys the revised Escrow Materials. If necessary, Unisys shall give PROVIDER access to the Escrow Materials previously deposited for the purpose of updating such Escrow Materials.

2. Unisys shall protect the Escrow Materials to the same extent as it does its own confidential information of a similar nature and shall not use or examine such materials, except to verify the accuracy, completeness and sufficiency of a deposit and except as provided in Article (the Escrow Account Article), Paragraphs B and C.

3. Unisys shall have the right to have PROVIDER demonstrate to Unisys, within the applicable operating environment, for the initial deposit of Escrow Materials and, thereafter, not more frequently than once a year at either Unisys' cognizant place of business or at another site chosen by mutual agreement, that the Escrow Materials comprise the then current Software and [DOCUMENTATION/its related documentation]. Each party shall be responsible for its own costs associated with this


                                  Exhibit 2-12
        demonstration, except that Unisys will reimburse PROVIDER travel and living expenses, as provided in Attachment Q related to this demonstration if held at a Unisys site. In order to have such demonstration, Unisys shall give written notice to PROVIDER specifying a date for the demonstration, which shall be no sooner than thirty (30) days after the date of receipt of the written notice. If PROVIDER cannot demonstrate to Unisys that the Escrow Materials are current, PROVIDER shall immediately update the Escrow Materials to make them current.

4. Unisys will inform PROVIDER of any change in the location and person responsible for holding the Escrow Materials.

5. Unisys or PROVIDER may request the joint inspection of the Escrow Materials at Unisys' site, with reasonable notice, to review the Escrow Materials for accuracy, completeness and currentness. In the event such review reveals a deficiency in the Escrow Materials, PROVIDER shall promptly provide revisions to the Escrow Materials to correct such deficiency. Unisys will return obsolete versions of the Escrow Materials to PROVIDER when no longer required for the purposes of this Agreement.


                                  Exhibit 2-13

                      Exhibit 3 - Sagent End User Agreement

                                    EXHIBIT 3

                            Sagent End User Agreement


                                  Exhibit 3-1

                           SOFTWARE LICENSE AGREEMENT


THANK YOU FOR PURCHASING THIS PRODUCT. IT IS IMPORTANT THAT YOU CAREFULLY READ THIS AGREEMENT BEFORE OPENING THIS PACKAGE. BY OPENING THIS SEALED PACKAGE, YOU AGREE TO THE TERMS AND CONDITIONS OF THIS AGREEMENT AND CREATE A BINDING CONTRACT BETWEEN YOU AND SAGENT TECHNOLOGY, INC. ("SAGENT'). IF YOU DO NOT AGREE TO THESE TERMS, YOU MAY RETURN THIS PACKAGE UNOPENED TO SAGENT WITHIN THIRTY
(30) DAYS OF PURCHASE FOR A FULL REFUND.

                                     LICENSE

Sagent grants you a non-exclusive, non-transferable license to use this copy of the software program (the "Software") and accompanying documentation, if any, and any updates or upgrades thereto provided by Sagent according to the terms set forth below. If the Software is being provided to you as an update or upgrade to software which you have previously licensed, then you agree to destroy all copies of the prior release of this software within thirty (30) days after entering into this Agreement; provided, however, that you may retain one copy of the prior release for backup purposes.

YOU MAY:

a. install the Software on only one of the following, as specified on your Order Form or other signed agreement with Sagent (the "Governing Terms"); (i) (if specified as "stand alone" or "single user' version) a stand alone or computer network node from which node the Software cannot be accessed by another computer; or (ii) (if specified as a "LAN" version) a network server at one site only, which server provides access to multiple computers, up to the maximum number of computers or concurrent users specified in such Governing Terms; or (iii) if specified as a "multi-user pack", the number of computer nodes (network or stand alone) up to the number of users as specified in such Governing Terms.

b. make one (1) copy of the Software in machine readable form solely for backup purposes, provided that you reproduce all proprietary notices on the copy; and

c. physically transfer the Software from (as applicable): (i) one stand alone computer or network node to another stand alone computer or network node; or from (ii) one server to another server, provided that the Software is used on only one computer, network node or server at a time; or from (iii) the number of stand alone computers, network nodes or servers to other stand alone computers, network nodes, or servers, provided that the number of Software users does not exceed the number specified in the Governing Terms.


                                  Exhibit 3-2

YOU MAY NOT:

a. Modify, translate, reverse engineer, decompile, disassemble, or create derivative works based on the Software (except to the extent that such acts may not be prohibited under applicable law),

b. copy the Software (except as provided above) or copy the accompanying documentation,

c. rent, transfer, lease, distribute or grant any rights in the Software or accompanying documentation in any form to any person without the prior written consent of Sagent, or

d. remove any proprietary notices, labels, or marks on the Software and accompanying documentation

This license is not a sale. Title and copyrights to the Software, accompanying documentation and any copy made by you remain with Sagent or its licensors, as the case may be. Unauthorized copying of the Software or the accompanying documentation, or failure to comply with the above restrictions, will result in automatic termination of this license and will make available to Sagent other legal remedies.


                         LIMITED WARRANTY AND DISCLAIMER

Sagent warrants that, for a period of ninety (90) days from the date of delivery to you, (i) the Software will perform substantially in accordance with the accompanying documentation, and (ii) the software media on which the Software is furnished under normal use will be free from defects in materials and workmanship.

Sagent's entire liability and your exclusive remedy under this warranty (which is subject to your returning the Software to Sagent) will be, at Sagent's option, to use reasonable commercial efforts to attempt to correct or work around errors, to replace the Software Media with functionally equivalent Software Media, as applicable.

Sagent warrants that the software shall not cause erroneous date calculations due to miscalculations by the Software as a result of the year 2000 date change. Sagent further warrants that the software includes the ability to manage and manipulate all data involving dates or date fields which include indication of century to ensure year 2000 compatibility.

EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES, SAGENT MAKES AND YOU RECEIVE NO WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, OR IN ANY COMMUNICATION WITH YOU, AND SAGENT SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT AND THEIR EQUIVALENTS. Sagent does not warrant that the


                                  Exhibit 3-3
operation of the Software will be uninterrupted or error free or that the Software will meet your specific requirements.

SOME STATES OR OTHER JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU. YOU MAY ALSO HAVE OTHER RIGHTS THAT VARY FROM STATE TO STATE AND JURISDICTION TO JURISDICTION.

                             LIMITATION OF LIABILITY

IN NO EVENT WILL SAGENT BE LIABLE FOR LOSS OF DATA, LOST PROFITS, COST OF COVER, OR OTHER SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL, OR INDIRECT DAMAGES ARISING FROM THE USE OF THE SOFTWARE OR ACCOMPANYING DOCUMENTATION, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF SAGENT OR AN AUTHORIZED DISTRIBUTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT WILL SAGENT'S LIABILITY EXCEED THE AMOUNTS PAID FOR THE SOFTWARE. YOU ACKNOWLEDGE THAT THE AMOUNTS PAID BY YOU FOR THE SOFTWARE REFLECT THIS ALLOCATION OF RISK.

SOME STATES OR OTHER JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO YOU.

                                    LANGUAGE

The parties hereto confirm that it is their wish that this Agreement, as well as other documents relating hereto, have been and shall be written in the English language only.

Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents y compris tout avis qui s'y rattache, soient rediges en langue anglaise.

                                     GENERAL

This Agreement shall not be governed by the 1980 U.N. Convention on Contracts for the International Sale of Goods; rather, this Agreement shall be governed by the laws of the State of California, U.S.A., including its Uniform Commercial Code, without reference to conflicts of laws principles. This Agreement is the entire Agreement between us and supersedes any other communications or advertising with respect to the Software and accompanying documentation. If any provision of this Agreement is held invalid or unenforceable, such provision shall be revised to the extent necessary to cure the invalidity or unenforceability, and the remainder of this Agreement shall continue in full force and effect. The Software and accompanying documentation are deemed to be "commercial computer software" and "commercial computer software documentation", respectively, pursuant to DFAR Section and FAR Section, as applicable. Any use, modification, reproduction, release, performing, displaying or disclosing of the Software and accompanying documentation by the U.S. Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted


                                  Exhibit 3-4
by the terms of this Agreement. You agree not to allow the Software to be sent to or used in any other country except in compliance with applicable U.S. laws and regulations. In the event of any conflict between any provision of this Agreement and any applicable law, the provision or provisions of this Agreement affected shall be modified to remove such conflict and permit compliance with such law and as so modified this Agreement shall continue in full force and effect.

If you have any questions, please contact in writing: Sagent Technology, Inc. Customer Service, 750 Menlo Avenue, Suite, Menlo Park, California 94025.


                                  Exhibit 3-5

                  Exhibit 4 - Sagent End User Support Agreement

                                    EXHIBIT 4

                        Sagent End User Support Agreement


                                  Exhibit 4-1

                        Sagent Technology Premium Support
                               One Year Agreement


SAGENT TECHNOLOGY ("WE") WILL PROVIDE YOU THE PREMIUM SUPPORT SERVICES LISTED BELOW, FOR THE SOFTWARE AND PERSONS INDICATED.


        Available Support Services may include 24 hours, seven days a week telephone support (telephone support during the holidays should be arranged one week in advance of the holiday), in which we will answer technical questions from designated persons about the installation and use of covered Software products; Maintenance Releases, in which we will provide our copyrighted in-line releases and workarounds as available (this does not include full Software products or Upgrades; we will not undertake individual fixes for you); Upgrades, in which we will provide new product releases (signified by a change in the version number) as substitutes for covered Software; and other generally available Technical Materials. Note that Maintenance Releases and Upgrades, where applicable, may not be used to increase the total number of copies of the Software. After upgrade or maintenance this agreement will only apply to the upgraded or maintained versions of a Software product; you agree to destroy or archive (but not use or transfer) the prior version. Software upgrades are generally not available free of charge.

YOU WILL PAY US THE APPLICABLE SUPPORT FEES.


        Support Fees must be prepaid, unless you have established credit terms with us.

WE MAY CHANGE OUR AVAILABLE PRODUCT SUPPORT SERVICES FROM TIME TO TIME.


        We will undertake reasonable efforts to provide technical assistance under this agreement and to rectify or provide solutions to problems where the Software does not function as described in the Software documentation, but we do not guarantee that all problems will be solved or that any item will be error-free. We will provide you with substantially the same level of service throughout the term of this Agreement. We may from time to time, however, discontinue Software products or versions, and stop supporting Software products or versions within a reasonable time after discontinuance, or otherwise discontinue any support services. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR PROMISES TO YOU OR ANY THIRD PARTY, EXPRESS OR IMPLIED, RELATED TO THE SOFTWARE OR ANY SERVICES WE MAY PROVIDE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ARISING BY STATUTE, LAW OR TRADE DEALING OR USAGE. EXCEPT AS PROVIDED ABOVE, ALL MATERIALS AND SERVICES ARE PROVIDED "AS IS.' We are not liable for incidental, special or consequential damages for any reason (including loss of data or other business or property damage), even if foreseeable. Our liability in all events for any damages, howsoever caused, will not exceed the applicable fees that you have paid us.

THIS PREMIUM SUPPORT AGREEMENT WILL BE EFFECTIVE FOR ONE YEAR.

        You and we may extend or terminate this agreement as provided below. At the end of any one-year term, you may renew this agreement with our consent under the terms of the Premium Support Agreement then in effect by paying the Support Fees in effect at that time. Either you or we may terminate this agreement for material breach, including nonpayment, at any time; in the absence of material breach by Sagent, Support Fees are not refundable. This is the full and final agreement between you and us, and supersedes any promises, representations or agreements relating to the subject of this agreement. This agreement may only be changed if you and our authorized representative do so in writing. No inconsistent, additional, or preprinted terms on your purchase order or other business for will apply. You may not assign this agreement without our written consent. Any unauthorized assignment terminates this agreement automatically. The Software, Upgrades, Maintenance Releases, and Technical Materials are our copyrighted property, and may not be copied, distributed, or transferred, or otherwise used except as we have expressly permitted in the relevant license agreement (the terms of which are incorporated into this agreement by reference) or otherwise in writing.

SOFTWARE COVERED:

                                    Number
Software Name & Version             Copies      of

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------


                                  Exhibit 4-2

SOFTWARE AND PERSONS COVERED:

Person(s):
Name                            Phone Number
-------------------------------------------------------
                             (   )
-------------------------------------------------------
                             (   )
-------------------------------------------------------


SAGENT TECHNOLOGY, INC.:


Signed:
       -----------------------------------------

Name:
     -------------------------------------------

Title:
      ------------------------------------------

EFFECTIVE DATE:
               ---------------------------------


YOU:
    --------------------------------------------

Signed:
       -----------------------------------------

Name:
     -------------------------------------------

Title:
      ------------------------------------------

Address:
        ----------------------------------------


                                  Exhibit 4-3

                        Sagent Technology Premium Support
                               One Year Agreement


SAGENT TECHNOLOGY ("WE") WILL PROVIDE YOU THE PREMIUM SUPPORT SERVICES LISTED BELOW, FOR THE SOFTWARE AND PERSONS INDICATED.


        Available Support Services may include 24 hours, seven days a week telephone support (telephone support during the holidays should be arranged one week in advance of the holiday), in which we will answer technical questions from designated persons about the installation and use of covered Software products; Maintenance Releases, in which we will provide our copyrighted in-line releases and workarounds as available (this does not include full Software products or Upgrades; we will not undertake individual fixes for you); Upgrades, in which we will provide new product releases (signified by a change in the version number) as substitutes for covered Software; and other generally available Technical Materials. Note that Maintenance Releases and Upgrades, where applicable, may not be used to increase the total number of copies of the Software. After upgrade or maintenance this agreement will only apply to the upgraded or maintained versions of a Software product; you agree to destroy or archive (but not use or transfer) the prior version. Software upgrades are generally not available free of charge.

YOU WILL PAY US THE APPLICABLE SUPPORT FEES.


        Support Fees must be prepaid, unless you have established credit terms with us.

WE MAY CHANGE OUR AVAILABLE PRODUCT SUPPORT SERVICES FROM TIME TO TIME.


        We will undertake reasonable efforts to provide technical assistance under this agreement and to rectify or provide solutions to problems where the Software does not function as described in the Software documentation, but we do not guarantee that all problems will be solved or that any item will be error-free. We will provide you with substantially the same level of service throughout the term of this Agreement. We may from time to time, however, discontinue Software products or versions, and stop supporting Software products or versions within a reasonable time after discontinuance, or otherwise discontinue any support services. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR PROMISES TO YOU OR ANY THIRD PARTY, EXPRESS OR IMPLIED, RELATED TO THE SOFTWARE OR ANY SERVICES WE MAY PROVIDE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ARISING BY STATUTE, LAW OR TRADE DEALING OR USAGE. EXCEPT AS PROVIDED ABOVE, ALL MATERIALS AND SERVICES ARE PROVIDED "AS IS.' We are not liable for incidental, special or consequential damages for any reason (including loss of data or other business or property damage), even if foreseeable. Our liability in all events for any damages, howsoever caused, will not exceed the applicable fees that you have paid us.

THIS PREMIUM SUPPORT AGREEMENT WILL BE EFFECTIVE FOR ONE YEAR.


        You and we may extend or terminate this agreement as provided below. At the end of any one-year term, you may renew this agreement with our consent under the terms of the Premium Support Agreement then in effect by paying the Support Fees in effect at that time. Either you or we may terminate this agreement for material breach, including nonpayment, at any time; in the absence of material breach by Sagent, Support Fees are not refundable. This is the full and final agreement between you and us, and supersedes any promises, representations or agreements relating to the subject of this agreement. This agreement may only be changed if you and our authorized representative do so in writing. No inconsistent, additional, or preprinted terms on your purchase order or other business for will apply. You may not assign this agreement without our written consent. Any unauthorized assignment terminates this agreement automatically. The Software, Upgrades, Maintenance Releases, and Technical Materials are our copyrighted property, and may not be copied, distributed, or transferred, or otherwise used except as we have expressly permitted in the relevant license agreement (the terms of which are incorporated into this agreement by reference) or otherwise in writing.

SOFTWARE COVERED:


                                    Number
Software Name & Version             Copies        of

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------


                                  Exhibit 4-4

SOFTWARE AND PERSONS COVERED:


Person(s):
Name                              Phone Number
--------------------------------------------------------------
                             (   )
--------------------------------------------------------------
                             (   )
--------------------------------------------------------------


SAGENT TECHNOLOGY, INC.:


Signed:
       --------------------------------------------

Name:
     ----------------------------------------------

Title:
      ---------------------------------------------

EFFECTIVE DATE:
               ------------------------------------


YOU:
    -----------------------------------------------

Signed:
       --------------------------------------------

Name:
     ----------------------------------------------

Title:
      ---------------------------------------------

Address:
        -------------------------------------------


                                  Exhibit 4-5

MUST BE ON COMPANY LETTERHEAD


Date:          6/20/97


To:            Sagent Technology, Inc.
               2225 East Bayshore Rd. Suite 100
               Palo Alto, CA 94303


From:          Unisys
               Township Line & Union Meeting Rd.
               Blue Bell, PA 19424

Purchase Order # ______________

Let this Letter Purchase Order #_______ serve as Unisys' authorization to purchase from Sagent the software and services for the fees as SPECIFIED in the Solution Provider Agreement between Unisys and Sagent Technology. Per THE Agreement, Unisys authorizes the purchase of 2 in-house development licenses already at customer premises for $70,000 and one year annual maintenance for $21,000. In addition, Unisys will pay Sagent for the EUR order consisting of $17,500 for licenses and $7,500 for maintenance . We understand that terms are net 30 from Invoice Date.

Our Bill To Address Is:

                                                          Unisys

                                        -------------------------------

                                        -------------------------------

                                        -------------------------------

                                        Bill to contact name & phone

Our Ship To Address Is:
                                        -------------------------------

                                        -------------------------------

                                        -------------------------------
                                        Ship to contact name & phone

Sincerely,

-------------------------------

-------------------------------
Printed Name

-------------------------------
Title

                             SAGENT TECHNOLOGY INC.
                          BUSINESS DEVELOPMENT PARTNER
                          EVALUATION SERVICE AGREEMENT


This Agreement is made effective December 27, 1996 between Sagent Technology Inc. ("Sagent") a California based corporation, with offices at 750 Menlo Avenue Suite 300, Menlo Park, CA 94025 and Unisys ("BDP"), with offices at 2276 High Crest Rd. Rosevill, Mn 55113

I. SAGENT LICENSES THE BDP TO INSTALL AND USE THE SOFTWARE INTERNALLY DURING THE EVALUATION PERIOD ONLY. "Software" means only our computer program(s) that make up the Sagent Evaluation Kit, any documentation ("Documentation"') and updates that we may deliver to you and portions and copies in any form. The "Evaluation Period" is defined as a ninety
        (90) day time period from the effective dale listed on the Agreement.

II. PROPRIETARY RIGHTS. Sagent's software programs ("Product(s)") are owned by Sagent or its licensors and are protected by copyright law, trade secret laws and international conventions. All rights in and to patents, copyrights, trademarks and trade secrets in the Product(s) are and shall remain with Sagent and its licensors. No title to or ownership of Product(s) is transferred to BDP's Customer's ("End-User").

III. PROHIBITED USES. BDP and/or End-User may not: (i) modify. adopt, reverse engineer, or disassemble the Product(s); (ii) create derivative works based on Product(s); (iii) make copies of the Product(s) except for backup or archival purposes; or (iv) transfer the Product(s) or any part thereof to any third party or to a new LAN without Sagent's prior written consent.

IV. WE DISCLAIM ALL REPRESENTATIONS, WARRANTIES AND LIABILITY REGARDING THE SOFTWARE THAT YOU WILL BE EVALUATING. YOU ACCEPT IS "AS IS". BDP is responsible for installing the Software, and for determining whether the Software is suitable, secure. and reliable for your purposes. We will provide BDP with telephone hotline support at no extra charge during the Evaluation Period only, but any other maintenance, support. or full Software license must be purchased separately. We do not warrant that the Software is error-free, or that any errors will be corrected. THE FOREGOING IS IN LIEU Of ALL WARRANTIES TO BDP OR ANY THIRD PARTY, EXPRESS OR IMPLIED, RELATED TO THE SOFTWARE OR ANY SERVICES WE MAY PROVIDE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ARISING BY STATUTE, LAW OR TRADE DEALING OR USAGE. Sagent is not liable for incidental, special or consequential damages for any reason (including loss of data or other business or property damage) even if foreseeable, and our liability in all events will not exceed the License Fee that you have paid if any. You agree to implement backup and recovery procedures adequate to prevent loss due to malfunction.

V. YOU WILL RESPECT OUR COPYRIGHT IN THE SOFTWARE. BDP will not copy the Software programs except to the extent necessary to use for internal Evaluation. BDP may make one copy of the Software program for back-up use only. You will put our copyright notices on all copies. You may not copy the Documentation.

VI. CONFIDENTIALITY. This Agreement and any information and date of any nature including, but not limited to, proprietary, technical, marketing. operating. performance, cost, know-how. business discoveries, trade secrets, techniques, process, computer programming techniques, and all record-bearing media containing or disclosing such information and techniques furnished by one party to the other in connection with this Agreement ("Confidential Information") and all copies of Confidential Information made by the receiving party: (a) shall be held in confidence and protected in accordance with the security measures with which it protects its own proprietary or confidential information which it does not wish to disclose but in no event using less then reasonable care;
        (b) shall be used by the receiving party and its employees only to perform their responsibilities pursuant to this Agreement; (c) shall not be reproduced or copied, in whole or in


                                  Exhibit 4-6
        part, except as necessary for its authorized use; and (d) shall be returned to originating party upon request or destroyed, together with all copies, when it is no longer needed or upon termination or expiration of the Agreement, except as expressly provided herein. Confidential Information shall not be disclosed to third parties, including but not limited to the receiving party's dealers or distributors without the prior, written consent of the originating party. Information disclosed pursuant to this Agreement that either party considers Confidential Information and that is provided in tangible form shall be marked confidential, proprietary or private. The receiving party shall have no obligation to treat as proprietary any information which: (a) was previously known to the receiving party free of any confidentiality obligation. (b) is disclosed to third parties by the disclosing party without restriction. (c) is or becomes publicly available other than by the receiving party's breach of its obligations; or (d) is independently developed by the receiving party, as documented by written evidence. The parties agree to adhere to the requirements of this Article for three (3) years following the termination or expiration of this Agreement.

VII. EXPORT RESTRICTION. This Agreement is subject to all present and future regulations and restrictions of the government and agencies of the United States. BCP agrees that it will not ship or divert the Product(s) or technical data with respect thereto for use in any country or countries in contravention of the laws and regulations of such government or agencies or knowingly cause or permit such shipping or diversion without the prior written approval of such government or agencies

VIII. TERMINATION. Either party may terminate this Agreement by written notice upon any material breach of this Agreement by the other party, which if remediable, has not been corrected within thirty (30) calendar days after written notice. At the end of the applicable Evaluation Period, or upon termination if earlier, you will return the Software, Documentation and all copies of Sagent. You authorize us, at our discretion to charge you the applicable full-system license fee for any Software and/or Documentation that you do not return to us at the end of the Evaluation Period in unmarked condition, suitable for evaluation by another customer.

IX. GOVERNING LAW. This agreement shall be governed by the laws of the State of California.


ACCEPTED AND AGREED ON BEHALF OF:



         UNISYS                          SAGENT TECHNOLOGY, INC. ("SAGENT")
--------------------------------

/s/ MANUEL LAVIN                         /s/ DAVID E. SILVER
--------------------------------         ----------------------------------
(Authorized Signature)                   (Authorized Signature)


Manuel Lavin                             David E. Silver
--------------------------------         ----------------------------------
(Print Name)                             (Print Name)

Director             12/27/96            Director              12/27/96
--------------------------------         -------------------------------
(Title)               (Date)                (Title)              (Date)

                             SAGENT TECHNOLOGY INC.
                          BUSINESS DEVELOPMENT PARTNER
                          EVALUATION SERVICE AGREEMENT


This Agreement is made effective December 27, 1996 between Sagent Technology Inc. ("Sagent") a California based corporation, with offices at 750 Menlo Avenue Suite 300, Menlo Park, CA 94025 and Unisys ("BDP"), with offices at 2276 High Crest Rd. Rosevill, Mn 55113


X. SAGENT LICENSES THE BDP TO INSTALL AND USE THE SOFTWARE INTERNALLY DURING THE EVALUATION PERIOD ONLY. "Software" means only our computer program(s) that make up the Sagent Evaluation Kit, any documentation ("Documentation"') and updates that we may deliver to you and portions and copies in any form. The "Evaluation Period" is defined as a ninety
        (90) day time period from the effective dale listed on the Agreement.

XI. PROPRIETARY RIGHTS. Sagent's software programs ("Product(s)") are owned by Sagent or its licensors and are protected by copyright law, trade secret laws and international conventions. All rights in and to patents, copyrights, trademarks and trade secrets in the Product(s) are and shall remain with Sagent and its licensors. No title to or ownership of Product(s) is transferred to BDP's Customer's ("End-User").

XII. PROHIBITED USES. BDP and/or End-User may not: (i) modify. adopt, reverse engineer, or disassemble the Product(s); (ii) create derivative works based on Product(s); (iii) make copies of the Product(s) except for backup or archival purposes; or (iv) transfer the Product(s) or any part thereof to any third party or to a new LAN without Sagent's prior written consent.

XIII. WE DISCLAIM ALL REPRESENTATIONS, WARRANTIES AND LIABILITY REGARDING THE SOFTWARE THAT YOU WILL BE EVALUATING. YOU ACCEPT IS "AS IS". BDP is responsible for installing the Software, and for determining whether the Software is suitable, secure. and reliable for your purposes. We will provide BDP with telephone hotline support at no extra charge during the Evaluation Period only, but any other maintenance, support. or full Software license must be purchased separately. We do not warrant that the Software is error-free, or that any errors will be corrected. THE FOREGOING IS IN LIEU Of ALL WARRANTIES TO BDP OR ANY THIRD PARTY, EXPRESS OR IMPLIED, RELATED TO THE SOFTWARE OR ANY SERVICES WE MAY PROVIDE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ARISING BY STATUTE, LAW OR TRADE DEALING OR USAGE. Sagent is not liable for incidental, special or consequential damages for any reason (including loss of data or other business or property damage) even if foreseeable, and our liability in all events will not exceed the License Fee that you have paid if any. You agree to implement backup and recovery procedures adequate to prevent loss due to malfunction.

XIV. YOU WILL RESPECT OUR COPYRIGHT IN THE SOFTWARE. BDP will not copy the Software programs except to the extent necessary to use for internal Evaluation. BDP may make one copy of the Software program for back-up use only. You will put our copyright notices on all copies. You may not copy the Documentation.

XV. CONFIDENTIALITY. This Agreement and any information and date of any nature including, but not limited to, proprietary, technical, marketing. operating. performance, cost, know-how. business discoveries, trade secrets, techniques, process, computer programming techniques, and all record-bearing media containing or disclosing such information and techniques furnished by one party to the other in connection with this Agreement ("Confidential Information") and all copies of Confidential Information made by the receiving party: (a) shall be held in confidence and protected in accordance with the security measures with which it protects its own proprietary or confidential information which it does not wish to disclose but in no event using less then reasonable care;
        (b) shall be used by the receiving party and its employees only to perform their responsibilities pursuant to this Agreement; (c) shall not be reproduced or copied, in whole or in part, except as necessary for its authorized use; and (d) shall be returned to originating party upon request or destroyed, together with all copies, when it is no longer needed or upon termination or expiration of the Agreement, except as expressly provided herein. Confidential Information shall not be disclosed to third parties, including but not limited to the receiving party's dealers or distributors without the prior, written consent of the originating party. Information disclosed pursuant to this Agreement that either party considers Confidential Information and that is provided in tangible form shall be marked confidential, proprietary or private. The receiving party shall have no obligation to treat as proprietary any information which: (a) was previously known to the receiving party free of any confidentiality obligation. (b) is disclosed to third parties by the disclosing party without restriction. (c) is or becomes publicly available other than by the receiving party's breach of its obligations; or (d) is independently developed by the receiving party, as documented by written evidence. The parties agree to adhere to the requirements of this Article for three (3) years following the termination or expiration of this Agreement.

XVI. EXPORT RESTRICTION. This Agreement is subject to all present and future regulations and restrictions of the government and agencies of the United States. BCP agrees that it will not ship or divert the Product(s) or technical data with respect thereto for use in any country or countries in contravention of the laws and regulations of such government or agencies or knowingly cause or permit such shipping or diversion without the prior written approval of such government or agencies

XVII. TERMINATION. Either party may terminate this Agreement by written notice upon any material breach of this Agreement by the other party, which if remediable, has not been corrected within thirty (30) calendar days after written notice. At the end of the applicable Evaluation Period, or upon termination if earlier, you will return the Software, Documentation and all copies of Sagent. You authorize us, at our discretion to charge you the applicable full-system license fee for any Software and/or Documentation that you do not return to us at the end of the Evaluation Period in unmarked condition, suitable for evaluation by another customer.

XVIII. GOVERNING LAW. This agreement shall be governed by the laws of the State of California.


ACCEPTED AND AGREED ON BEHALF OF:



         UNISYS                          SAGENT TECHNOLOGY, INC. ("SAGENT")
--------------------------------

/s/ MANUEL LAVIN                         /s/ DAVID E. SILVER
--------------------------------         ----------------------------------
(Authorized Signature)                   (Authorized Signature)


Manuel Lavin                             David E. Silver
--------------------------------         ----------------------------------
(Print Name)                             (Print Name)

Director             12/27/96            Director              12/27/96
--------------------------------         -------------------------------
(Title)               (Date)                (Title)              (Date)